Survivorship Flexible Premium Adjustable Variable Life Insurance Policy*

Issued by Massachusetts Mutual Life Insurance Company


This prospectus describes a survivorship life insurance policy (the "policy") offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). While the policy is in force, it provides lifetime insurance protection on the two Insureds named in the policy. It pays a death benefit at the death of the surviving Insured (the "second death").

In this prospectus, "you" and "your" refer to the Owner of the policy. "We," "us," and "our" refer to MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the "GPA"). Each division invests in shares of a designated investment fund. Currently, the funds listed at right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is (413) 788-8411. Our Home Office is located in Springfield, Massachusetts.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

*    Title may vary in some jurisdictions.


MML Series Investment Fund
--------------------------
  MML Equity Fund
  MML Money Market Fund
  MML Managed Bond Fund
  MML Blend Fund
  MML Equity Index Fund
  MML Small Cap Value Equity Fund
  MML Growth Equity Fund
  MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds
-----------------------------------
  Oppenheimer Aggressive Growth Fund/VA
  Oppenheimer Global Securities Fund/VA
  Oppenheimer Capital Appreciation Fund/VA
  Oppenheimer Strategic Bond Fund/VA
  Oppenheimer Main Street Growth & Income Fund/VA
  Oppenheimer High Income Fund/VA
  Oppenheimer Bond Fund/VA

Variable Insurance Products Fund II
-----------------------------------
  Fidelity's VIP II Contrafund(R) Portfolio

T. Rowe Price Equity Series, Inc.
---------------------------------
  T. Rowe Price Mid-Cap Growth Portfolio

American Century Variable Portfolios, Inc.
------------------------------------------
  American Century's VP Income & Growth Fund

BT Insurance Funds
-------------------
  Bankers Trust's Small Cap Index Fund

Goldman Sachs Variable Insurance Trust
--------------------------------------
  Goldman Sachs Capital Growth Fund

Janus Aspen Series
------------------
  Janus Aspen Capital Appreciation Portfolio
  Janus Aspen Worldwide Growth Portfolio

Templeton Variable Product Series Fund
--------------------------------------
  Templeton International Fund

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.



EFFECTIVE FEBRUARY 3, 2000

Table of Contents


I.    INTRODUCTION...................................................3

II.   DETAILED DESCRIPTION OF
      POLICY FEATURES

      Purchasing the Policy..........................................7

      Death Benefit..................................................7

      Premiums.......................................................9

      Transfers.....................................................10

      Policy Termination and Reinstatement..........................11

      Charges and Deductions........................................12

      Deductions from Premiums......................................12

      Monthly Charges Against the
        Account Value...............................................12

      Daily Charges Against the
        Separate Account............................................13

      Surrender Charges.............................................13

      Other Charges.................................................13

      Special Circumstances.........................................14

      Account Value and Net
        Surrender Value.............................................14

      Policy Loan Privilege.........................................15

III.  INVESTMENT OPTIONS

      The Guaranteed Principal Account..............................17

      The Separate Account..........................................17

      The Funds.....................................................18

      Fund Profiles.................................................18

      The Investment Advisers.......................................21

IV.   OTHER POLICY INFORMATION

      When We Pay Proceeds..........................................23

      Payment Options...............................................23

      Beneficiary...................................................24

      Assignment....................................................24

      Limits on Our Right to Challenge
        the Policy..................................................24

      Error of Age or Gender........................................24

      Suicide.......................................................24

      Additional Benefits You Can Get
        by Rider....................................................25

      Sales and Other Agreements....................................26


V.    OTHER INFORMATION

      MassMutual....................................................28

      Annual Reports................................................28

      Federal Income Tax Considerations.............................28

      Your Voting Rights............................................31

      Reservation of Rights.........................................31

      Bonding Arrangement...........................................31

      Legal Proceedings.............................................31

      Experts.......................................................31

Appendix A

      Definition of Terms...........................................33

Appendix B

      Examples of Death Benefit
        Option Changes..............................................35

Appendix C

      Rates of Return...............................................37

Appendix D

      Illustration of Death Benefits,
        Net Surrender Values, and
        Accumulated Premiums........................................41

Appendix E

      Directors of MassMutual.......................................54

      Executive Vice Presidents.....................................56

Appendix F

      Unaudited Interim Financial
        Statements.................................................F-1

      Financial Statements........................................FF-1


2 |Table of Contents

I. Introduction


Please refer to Appendix A for definitions of the terms contained in this prospectus.


You should consult your policy for more information about its terms and conditions, and for any state-specific variations that may apply to your policy. These variations will depend on the "contract state" of your policy; it is usually the state or other jurisdiction in which you live.

The Policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The policy is a "survivorship" policy because it provides life insurance on two insured lives and pays a death benefit at the time of the second death.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments ("planned premium payments"), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the net surrender value will vary, with the investment experience of the investment funds in which an Owner has account value. The GPA interest rate is declared and guaranteed each calendar year. This guaranteed calendar-year rate will not be less than 3%; it may be greater than 3%. We may credit interest periodically at rates that exceed this guaranteed rate.

The following diagram summarizes how the policy works.

                              HOW THE POLICY WORKS

                                 Premium Payment

                           We deduct a premium expense
                            charge from each premium
                         payment (graphic arrow to "Net
                                    Premium")

                                   Net Premium

                         We allocate the net premium and
                             account value among the
                        divisions of the Separate Account
                            and the GPA based on the
                           percentages you have chosen
                           (graphic arrow to "Account
                                     Value")


                               Investment Earnings

                         Each day we credit or debit the
                      investment earnings or losses of the
                     divisions of the Separate Account less
                         fund investment management fees
                           and separate account fees.
                       (graphic arrow to "Account Value")



                        We also credit interest on values
                                   in the GPA.


                                  Account Value

                          You determine how the account
                          value is allocated among the
                          available investment options.

                           (graphic arrows to "Account
                          Value Charges", "Owner Access
                            to Account Value", "Death
                          Benefit", "Policy Surrender")


                              Account Value Charges

                            Each month we deduct for
                         administrative, insurance, and
                                 rider expenses.


                             Access to Account Value
                              While Policy In Force

                          You may access account values
                          through loans and withdrawals
                          after the first Policy Year.


                                  Death Benefit

                        You have a choice of three Death
                       Benefit Options. You can change the
                             Option at a later date.


                                Policy Surrender

                      You may surrender your policy at any
                     time. If you surrender during first 14
                      years after Policy Date or after any
                    increase in Face Amount is effective, we
                       deduct a surrender charge from any
                               amount we pay you.


                                                                 Introduction  3

All expense charges and deductions are described in Charges and Deductions in
Part II.

A summary of the product and separate account charges follows.


------------------------------------------------------------------------------------------------------------------
                                           CURRENT RATE                             GUARANTEED RATE
------------------------------------------------------------------------------------------------------------------
Premium Expense Charge        All Coverage Years: 8.5% of premium up     All Coverage Years: 10.5% of premium up
                              to Premium Expense Factor; 3% of premium   to Premium Expense Factor; 7.5% of
                              over Premium Expense Factor.               premium over Premium Expense Factor.
------------------------------------------------------------------------------------------------------------------
Administrative Charge         Policy Years 1-10: $12 per month per       All Policy Years: $12 per month per
                              policy.                                    policy.

                              Policy Years 11+: $8 per month per
                              policy.
------------------------------------------------------------------------------------------------------------------
Face Amount Charge            A rate that varies by the Issue Ages,      A rate that varies by the Issue Ages,
                              genders, and risk classifications of the   genders, and risk classifications of the
                              Insureds, and by the year of coverage.     Insureds, and by the year of coverage.
                              The monthly rate, per $1,000 of Face       The monthly rate, per $1,000 of Face
                              Amount, ranges from:                       Amount, ranges from:

                              Coverage Years 1-10: $0.03 to $0.15        Coverage Years 1-10: $0.06 to $0.18

                              Coverage Years 11+: $0.00                  Coverage Years 11+: $0.00
------------------------------------------------------------------------------------------------------------------
Insurance Charges             A per-thousand rate applied to the         For standard risks, the guaranteed cost
                              insurance risk each month. The rate        of insurance rates are based on the
                              varies by the Issue Ages, genders, and     Commissioners 1980 Standard Ordinary
                              risk classifications of the Insureds,      (CSO) Mortality Tables.
                              and by the year of coverage.
------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk    All Policy Years: 0.25%, on an annual      All Policy Years: 0.60%, on an annual
Charge                        basis, of daily net asset value of the     basis, of daily net asset value of the
                              Separate Account.                          Separate Account.
------------------------------------------------------------------------------------------------------------------
Investment Management Fees                            (See separate table on next page.)
and Other Expenses
------------------------------------------------------------------------------------------------------------------
Loan Rate Expense Charge      Policy Years 1-10: 0.50% of loaned         All Policy Years: 0.80% of loaned amount.
                              amount.

                              Policy Years 11+: 0.25% of loaned amount.
------------------------------------------------------------------------------------------------------------------
Withdrawal Fee                $25                                        $25
------------------------------------------------------------------------------------------------------------------
Surrender Charges             Coverage Years 1-5: Based on the Target    Coverage Years 1-5: Based on the Target
(Taken upon policy            Premium (but not to exceed $45 per         Premium (but not to exceed $45 per
surrender; also, a partial    thousand of Face Amount).                  thousand of Face Amount).
surrender charge may be
taken upon decrease in        Coverage Years 6-14: The preceding year    Coverage Years 6-14: The preceding year
Face Amount)                  surrender charge reduced by 10% of the     surrender charge reduced by 10% of the
                              first-year surrender charge.               first-year surrender charge.
------------------------------------------------------------------------------------------------------------------

The Premium Expense Factor referenced above is used to determine the premium expense charge and sales compensation. The Premium Expense Factor is shown in the policy; it can be quoted upon request before the policy is issued. Examples of current Premium Expense Factors per $1,000 of Face Amount, for a Male and Female, both Non-Tobacco risk class, are: Both Age 25 - $2.48; Both Age 55 - $12.45; Both Age 85 - $58.83. The Premium Expense Factor for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.


The Target Premium referenced above is used to determine surrender charges. Although the Target Premium is not shown in the policy, the surrender charges are listed in the policy; they can be quoted upon request before the policy is issued. Examples of current Target Premiums per $1,000 of Face Amount, for a Male and Female, both Non-Tobacco risk class, are: Both Age 25 - $2.48; Both Age 55 - $12.45; Both Age 85 - $58.83. The Target Premium for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.


4  Introduction

                           INVESTMENT MANAGEMENT FEES
                               AND OTHER EXPENSES


  Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998.

----------------------------------------------------------------------------------------------
                                                                                   Total Fund
                                                        Management      Other       Operating
Fund Name                                                  Fees       Expenses      Expenses
----------------------------------------------------------------------------------------------
MML Equity Fund                                            0.37%/1/     0.00%/1/      0.37%

MML Money Market  Fund                                     0.46%        0.03%         0.49%

MML Managed Bond Fund                                      0.45%        0.03%         0.48%

MML Blend Fund                                             0.37%/1/     0.00%/1/      0.37%

MML Equity Index Fund                                      0.40%        0.20%         0.60%

MML Small Cap Value Equity Fund                            0.67%        0.11%/1/      0.78%

MML Growth Equity Fund                                     0.80%        0.11%/1/      0.91%/2/

MML Small Cap Growth Equity Fund                           1.08%        0.11%/1/      1.19%/2/

Oppenheimer Aggressive Growth Fund/VA                      0.69%        0.02%         0.71%

Oppenheimer Global Securities Fund/VA                      0.68%        0.06%         0.74%

Oppenheimer Capital Appreciation Fund/VA/3/                0.72%        0.03%         0.75%

Oppenheimer Strategic Bond Fund/VA                         0.74%        0.06%         0.80%

Oppenheimer Main Street Growth & Income Fund/VA            0.74%        0.05%         0.79%

Oppenheimer High Income Fund/VA                            0.74%        0.04%         0.78%

Oppenheimer Bond Fund/VA                                   0.72%        0.02%         0.74%

Fidelity's VIP II Contrafund(R) Portfolio                  0.59%        0.11%/4/      0.70%/4/

T. Rowe Price Mid-Cap Growth Portfolio                     0.85%        0.00%         0.85%

American Century's VP Income & Growth Fund                 N/A          N/A           0.70%

Bankers Trust's Small Cap Index                            0.35%        0.10%         0.45%/5/

Goldman Sachs Capital Growth                               0.75%        0.15%         0.90%

Janus Aspen Capital Appreciation Portfolio                 0.70%        0.22%         0.92%/6/

Janus Aspen Worldwide Growth Portfolio                     0.65%        0.07%         0.72%/6/

Templeton International                                    0.69%        0.42%         1.11%

----------------------------------------------------------------------------------------------

/1/MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of
 .11% of the average daily net asset values through April 30, 2000 for MML Equity Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund. Such agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Growth Equity Fund and MML Small Cap Growth Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 1999 are estimated to be 0.25%, for the MML Growth Equity Fund and 0.25% for the MML Small Cap Growth Equity Fund. We do not expect that we will be required to reimburse any expenses of the MML Equity Fund, MML Blend Fund and MML Small Cap Value Equity Fund in 1999.

/2/The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999 and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.

/3/Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.


Introduction  5

/4/A portion of the brokerage commissions that Contrafund pays was used to reduce the Other Expenses for the Fund. In addition, Contrafund, or the investment manager on behalf of the fund, entered into an arrangement with a fund custodian whereby credits realized as a result of non-invested cash balances were used to reduce custodian expenses. With such reductions, the Other Expenses became 0.07%, decreasing the Total Fund Operating Expenses to 0.66%.

/5/Bankers Trust Company has voluntarily undertaken to waive its management fee and reimburse the BT Small Cap Index Fund certain expenses so that the total fund expenses for the BT Small Cap Index Fund will not exceed 0.45%. Bankers Trust Company may not recoup any of its waived investment advisory fees. Such waivers by Bankers Trust Company should stay in effect for at least 12 months. Without such waivers and reimbursements, the total fund expenses for the BT Small Cap Index Fund would have been 1.58%.

/6/Janus Capital has agreed to reduce the management fee of the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio to the level of their corresponding Janus retail funds. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such reductions, the total fund expenses for the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio would have been 0.74% and 0.97%, respectively.

(See the funds' prospectuses for more information.)


6  Introduction

II. Detailed Description of Policy Features


Purchasing the Policy

To purchase a policy, you must send a completed application to our Administrative Office. The minimum Initial Face Amount of a policy is currently $100,000. The policy can be issued for two Insureds where the older Insured is between the ages of 18 and 90 inclusive, and the younger Insured is between the ages of 18 and 85 inclusive. Before issuing a policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the policy and the Insureds' risk classifications. If we do not accept the application, we will refund any premium paid.

Coverage under the policy becomes effective on the Issue Date of the policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.


Unisex Policy. Policies generally are issued with values that vary based on the genders of the Insureds. Policies purchased as part of an employee benefit plan may be "unisex"; that is, they have policy values that do not vary by the genders of the Insureds. References in the prospectus to sex-distinct policy values are not applicable to unisex policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, net surrender values, and death benefits.


Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.


In most states, this refund is the sum of:

(i)   any premium paid for the policy; plus

(ii)  any interest credited to the policy under the GPA; plus or minus

(iii) an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy; minus

(iv)  any amounts withdrawn and any policy debt.


In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.


Death Benefit

While the policy is in force, we will pay the death benefit to the named Beneficiary at the second death. Although we normally will pay the death benefit within seven days of receiving satisfactory proof of the Insureds' deaths, we may delay payments under certain circumstances. All or part of the death benefit can be paid in cash or under one or more of the payment options described in the policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code ("IRC") Section 7702, the policy has a minimum death benefit determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Under one test, the Cash Value Test, the minimum death benefit is equal to a percentage of the account value. The percentage depends on the genders (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds.

Under the other test, the Guideline Premium Test, the minimum death benefit also is equal to a percentage of the account value, but the percentage varies only by the Attained Age of the younger Insured. The percentages are shown in the policy.

                                      Detailed Description of Policy Features  7

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the policy works under each approach, and which is best for you.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the second death. This benefit is reduced by any outstanding policy debt and any due but unpaid premium needed to avoid policy termination. You may choose one of three Death Benefit Options:


(a)  Option 1 (a level amount option) or

(b)  Options 2 or 3 (variable amount options).


You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1, 2 and 3 is as follows.


Option 1 - The benefit is the greater of:

(a)  the Face Amount on the date of the second death; and

(b)  the minimum death benefit on the date of the second death.


Option 2 - The benefit is the greater of:


(a)  the Face Amount plus the account value on the date of the second death; and

(b)  the minimum death benefit on the date of the second death.


Option 3 - The benefit is the greater of:


(a) the Face Amount plus the premiums paid less any premiums refunded under the policy to the date of the second death; and

(b)  the minimum death benefit on the date of the second death.


See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insureds still are insurable. The effective date of a change will be the Monthly Charge Date on or preceding the date we approve the change. A change in the Death Benefit Option will result in a change of the policy Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.


You cannot change the Death Benefit Option if:

1.   the Face Amount is reduced to less than $100,000 as a result of the change,

2. the Attained Age of the younger Insured has reached 85, or of the older as reached 90; or

3.   only one of the Insureds is alive.


When the policy Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting a written request for a change of Face Amount to our Administrative Office. The Face Amount change will be effective on the Monthly Charge Date on or preceding our approval of the request.

Increases in Face Amount. You must provide us with a written application and evidence the Insureds still are insurable to increase your Face Amount. An increase may not be less than $50,000. You may not increase the Face Amount of the policy after the younger Insured reaches Attained Age 85, or, if earlier, after the older Insured reaches Attained Age 90.


If you increase the policy Face Amount, the monthly charges will increase.


Decreases in Face Amount. After the first Policy Year, you may decrease the policy Face

8  Detailed Description of Policy Features

Amount at any time (except during the 12-month period following a Face Amount increase). You may not decrease the Face Amount if the decrease would result in a Face Amount of less than $100,000.

If you decrease the Face Amount, a partial surrender charge may apply. (See Decrease in Face Amount in the Surrender Charges section of this Part.). We will deduct partial surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.


A decrease will reduce the Face Amount in the following order:


(a)  the Face Amount of the most recent increase; then

(b)  the Face Amounts of the next most recent increases successively; and last

(c)  the Initial Face Amount.


If you decrease the Face Amount, the monthly charges deducted from the account value will decrease.

If you decrease the Face Amount, the policy may become a "modified endowment contract" under federal tax law. Consult your tax adviser. (See also Modified Endowment Contracts in Part V.)


Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net premiums are allocated to the account value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of each Insured.


Planned Premiums. When applying for the policy, you select the planned premium amount and the payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium must be at least $20. The amount of the planned premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.


If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, you must either have a sufficient account value or meet the safety test. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while at least one Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your policy as life insurance, the maximum premium each Policy Year is the greatest of:


(a) an amount equal to $100 plus double the Premium Expense Factor for the policy;

(b)  the amount of premium paid in the preceding Policy Year; and

(c) the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).


We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:


(a)  the maximum premium for the Cash Value Test; and

(b)  the Guideline Premium Test amount which will be stated in the policy.


If you choose the Guideline Premium Test, we will refund any amount of premium payment that

                                      Detailed Description of Policy Features  9
exceeds the Guideline Premium Test limit. In this case, you may instead increase the Face Amount, by meeting the requirements for the increase, so that the premium payment is within the increased premium limit. Otherwise, the policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the premium expense charge.

Net Premiums Received through Issue Date. We will allocate any net premiums received through the Issue Date of the policy to our general investment account. Any net premiums received before the Policy Date will be allocated as of that Date. We will credit interest at the rate(s) we use for the GPA during that time.

Register Date and Valuation Date. Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any values in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

We set the Register Date for the policy. It depends on the type of refund offered under the Right To Return provision in your policy. Refer back to Purchasing the Policy for information about this provision.

If the refund includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:


(a)  the day after the Issue Date of the policy; and

(b)  the day we receive the first premium payment in good order.


If the refund does not include interest or investment experience:

1. The Register Date is the first Valuation Date after the end of the Right To Return period;

2. Any net premiums received after the Issue Date but before the Register Date will be allocated to the Money Market division; and

3. Any values in the policy held as of the Issue Date will be allocated to the Money Market division on the first Valuation Date after the Issue Date.


Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a notice to us at our Administrative Office.


You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers


You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.


We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If you:

 .    have transferred 25% of the fixed account value each year for three consecutive Policy Years; and have neither

 .    allocated net premiums in the GPA, nor

 .    transferred any money into the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this case, you must transfer the full amount out of the GPA in one transaction.

10  Detailed Description of Policy Features

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

Overall Limitation on Net Premium Allocations and Transfers. You may allocate net premiums and transfer amounts to up to 16 divisions over the life of the policy. We reserve the right to increase this limit.

In addition, we may need to further limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See Investor Control, under Federal Income Tax Considerations, in Section V. Other Information, for more information.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its account value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

 .    its account value, less any outstanding policy debt, on a Monthly Charge
     Date cannot cover the monthly charges due; and

 .    the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the second death occurs during the grace period, the death benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the death benefit.

Safety Test. (Not available in New York) The safety test allows you to keep the policy in force, regardless of the account value of the policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period stated in the policy.

The Guarantee Period has an associated monthly Guarantee Premium. The amount of the Guarantee Premium depends on the Issue Age, gender, and risk classification of each Insured, and on the Face Amount and Death Benefit Option.

During the Guarantee Period, the safety test is met if (A) equals or exceeds
(B), defined as:

(A) premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B) monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

     The policy is in the Guarantee Period. The monthly Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the account value cannot cover the monthly charges, the policy will stay in force.

Generally, the Guarantee Period is the first five Policy Years. Consult your policy for the Guarantee Period available to you.

Reinstating Your Policy. If your policy terminates, you may reinstate it--that is, put it back in force. But you may not reinstate your policy if:

 .    you surrendered it; or

 .    five years have passed since it terminated; or

                                     Detailed Description of Policy Features  11

 .    the younger Insured's Attained Age exceeds 99; or

 .    an Insured has died since the policy terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.   a written application to reinstate;

2. evidence, satisfactory to us, that each Insured living when the policy terminated still is insurable; and

3. a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. (Monthly charges for the period before reinstatement are not recovered.) Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a "modified endowment contract" under current federal tax law. Consult your tax adviser.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)  providing the insurance benefits under the policy (including any riders);

(b)  administering the policy;

(c) assuming certain risks in connection with the policy (including any riders); and

(d)  selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge rate is higher for premium payments up to the Premium Expense Factor than for premium payments over the Premium Expense Factor. The Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds.

If you have increased the policy Face Amount, we allocate premium payments to the Initial Face Amount and to all increases based on the relative size of the Premium Expense Factor for each.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Charge Date. The monthly charges are:

(a)  an administrative charge;

(b)  a face amount charge;

(c)  an insurance charge; and

(d)  a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Monthly charges beyond Attained Age 99 of the younger Insured are zero.

Administrative Charge and Face Amount Charge. The monthly administrative charge and face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Insurance Charges. The monthly insurance charge for a policy is equal to the insurance risk under the policy, multiplied by the monthly insurance charge rate for that policy month. We determine the insurance risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Insurance rates are based on the Issue Ages, genders, and risk classes of the Insureds, and the

12 Detailed Description of Policy Features year of coverage. We currently place Insureds into the following five standard rate classes: Ultra Preferred Non-Tobacco, Select Preferred Non-Tobacco, Non-Tobacco, Select Preferred Tobacco, and Tobacco. We also have rate classes for less-favorable mortality risks. In otherwise identical policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Non-Tobacco Insureds than for Ultra Preferred Non-Tobacco Insureds.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each fund incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

If you fully surrender the policy or decrease the Face Amount during the first 14 Policy Years, we will take a surrender charge against the account value. This also applies during the first 14 years after an increase in Face Amount.

We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. The surrender charge in the first five years of coverage is based on the Target Premium. Then, the surrender charge is decreased by 10% of the first-year surrender charge in each of the next nine years of coverage, and is zero in the fifteenth and later years.

Decrease in Selected Face Amount. If you decrease your policy Face Amount, we cancel all or a part of your Face Amount segments. We may take a partial surrender charge from the account value. The partial surrender charge is equal to the surrender charge for each canceled Face Amount segment plus a pro rata surrender charge for any decreased segment. But if the partial surrender charge would be greater than the account value of the policy, we set the partial surrender charge equal to the account value on the date of the decrease.


Example:

This example assumes your policy was issued on a male and female, both age 45 and in the Non-Tobacco risk class.

Your policy currently has a Face Amount of $800,000--an Initial Face Amount of $500,000 and two increase segments, $200,000 and $100,000, purchased on the first and second Policy Anniversary Dates, respectively. The policy account value is $25,000. During the fourth Policy Year, you decide to decrease the Face Amount by $200,000. We will cancel the $100,000 segment and half of the $200,000 segment, dropping the current Face Amount to $600,000.

At the time of the decrease, the surrender charge for the policy is $5,567 ($3,370 for the Initial Face Amount, and $1,440 and $757 for the successive segments). The partial surrender charge at the time of the decrease will be $1,477 ($757 plus half of $1440). This partial surrender charge is taken from your policy account value of $25,000, reducing the account value to $23,523.


After a Face Amount decrease, we reduce the remaining surrender charge for the policy by the amount of the partial surrender charge taken.

Other Charges

Withdrawal Fee. If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to exceed $25.

The withdrawal fee reimburses us for processing withdrawals.

                                     Detailed Description of Policy Features  13

Loan Interest Rate Expense Charge. This charge reimburses us for administering policy loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different from those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Net Surrender Value

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

 .    net premiums allocated to the Separate Account;

 .    transfers to the Separate Account from the Guaranteed Principal Account;

 .    transfers and withdrawals from the Separate Account;

 .    monthly charges and surrender charges deducted from the Separate Account;
     and

 .    the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

 .    the accumulation unit value in that division; multiplied by

 .    the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

 .    net premiums allocated to the Guaranteed Principal Account; plus

 .    amounts transferred into the GPA from the Separate Account; less

 .    amounts transferred or withdrawn from the GPA; and less

 .    monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

 .    the annual loan interest rate minus the loan interest rate expense charge;
     or

 .    3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

 .    the current interest rate we declare; or

 .    the guaranteed calendar-year interest rate we declare for the year if greater.

This guaranteed calendar-year rate for each year will be at least 3%.

Net Surrender Value. The net surrender value of the policy is equal to:

 .    the account value; less

 .    any surrender charges that apply; and less


14  Detailed Description of Policy Features

 .    any policy debt.

You may surrender your policy written request. We will determine the net surrender value at the end of the Valuation Date on which we receive the request in good order.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the net surrender value. We deduct a fee of $25 from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee). We may not allow a withdrawal if it would result in a reduction of the Face Amount to less than $100,000.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the request in good order. We will process it within seven days. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these. If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insureds or Insured alive still is insurable.

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. We reserve the right to allow loans during the first Policy Year. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy's account value less any surrender charge. If there is any outstanding policy debt (which includes accrued interest), it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)   trading is restricted;

(iii)  the SEC determines a state of emergency exists; or

(iv)   the SEC permits us to delay payment for the protection of our Owners.

Whenever total policy debt equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, the policy terminates without value.

Loan Interest Charged. At the time of application for the policy, you may select a fixed loan interest rate of 4% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your "contract state." The maximum rate is the greater of:

(i) the published monthly average for the calendar month ending two months before the Policy Year begins; and

(ii)  4%.

If the maximum rate is less than 1/2% higher than the rate in effect for the preceding year, we will not increase the rate. If the maximum rate is at least 1/2% lower than the rate in effect for the preceding year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary Date. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest

                                     Detailed Description of Policy Features  15
at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while at least one of the Insureds is living and while the policy is in force. Any loan repayment you make within 30 days of a Policy Anniversary Date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation then in effect. You must clearly identify loan repayments as such, or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at the second death or upon the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and a rate equal to the policy loan rate less the loan interest rate expense charge. We guarantee this charge rate will not exceed 0.80%. Currently, the charge is 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later.

Effect of Loan. A policy loan affects the policy since we reduce the death benefit and net surrender value by the amount of the loan. If you repay the loan, we increase the death benefit and net surrender value under the policy by the amount of the repayment. Taking a policy loan could have adverse tax consequences if your policy is a "modified endowment contract" under current federal tax law. Consult your tax adviser.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

16  Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account ("GPA"). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy loan will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy loan, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the loan interest rate expense charge. This charge will not be greater than 0.80% per year. Interest will be credited at this rate regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a guaranteed minimum calendar-year rate each December for the upcoming calendar year. Interest we credit during any calendar year will not be less than would be credited using this guaranteed minimum calendar-year rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Board established the Separate Account based on the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for these policies. We have since divided this segment into 23 divisions. Each division invests in shares of a designated investment fund as follows:

--------------------------------------------------------------------------------
        Division                                   Fund
--------------------------------------------------------------------------------
MML Equity                             MML Equity Fund
--------------------------------------------------------------------------------
MML Money Market                       MML Money Market Fund
--------------------------------------------------------------------------------
MML Managed Bond                       MML Managed Bond Fund
--------------------------------------------------------------------------------
MML Blend                              MML Blend Fund
--------------------------------------------------------------------------------
MML Equity Index                       MML Equity Index Fund
--------------------------------------------------------------------------------
MML Small Cap Value Equity             MML Small Cap Value Equity Fund
--------------------------------------------------------------------------------
MML Growth Equity                      MML Growth Equity Fund
--------------------------------------------------------------------------------
MML Small Cap Growth Equity            MML Small Cap Growth Equity Fund
--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation       Oppenheimer Capital Appreciation Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Aggressive Growth          Oppenheimer Aggressive Growth Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Global Securities          Oppenheimer Global Securities Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Strategic Bond             Oppenheimer Strategic Bond Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Main Street                Oppenheimer Main Street
  Growth & Income                        Growth & Income Fund/VA
--------------------------------------------------------------------------------
Oppenheimer High Income                Oppenheimer High Income Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Bond                       Oppenheimer Bond Fund/VA
--------------------------------------------------------------------------------
Fidelity VIP II Contrafund             Fidelity's VIP II Contrafund Portfolio
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth           T. Rowe Price Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------
American Century VP Income & Growth    American Century's VP Income
                                         & Growth Fund
--------------------------------------------------------------------------------
Bankers Trust Small Cap Index          Bankers Trust's Small Cap Index Fund
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth           Goldman Sachs Capital Growth
                                         Fund
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation       Janus Aspen Capital
                                         Appreciation Portfolio
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth           Janus Aspen Worldwide Growth Portfolio
--------------------------------------------------------------------------------
Templeton International                Templeton International Fund
--------------------------------------------------------------------------------

                                                          Investment Options  17

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

Some of the funds offered are similar to, or are "clones" of, mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, the dates shares of stock are purchased and sold, cash flows, and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

The Funds

The investment funds available through the policy are offered by nine investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policy owners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of each fund will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the board will notify the insurers and will take appropriate action to eliminate the conflict.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives is contained in the accompanying prospectuses; they include information on the risks associated with the investments, the investment techniques, and the deduction of expenses for each of the funds.

MML Series Investment Fund ("MML Trust")

The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. All eight of the diversified investment portfolios of the Trust are available under this policy.

MML Equity Fund
Sub-adviser: David L. Babson & Company, Inc.

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

MML Money Market Fund

MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity by investing in money market instruments.

18  Investment Options

MML Managed Bond Fund

MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation, by investing primarily in investment grade, publicly traded, fixed income securities.

MML Blend Fund
Sub-adviser: David L. Babson & Company, Inc. (equity segment of the fund)

MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

MML Equity Index Fund
Sub-adviser: Mellon Equity Associates, LLP

MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies,
Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the fund.)

MML Small Cap Value Equity Fund
Sub-adviser: David L. Babson & Company, Inc

The MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

MML Growth Equity Fund
Sub-adviser: Massachusetts Financial Services Company

The MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

MML Small Cap Growth Equity Fund
Sub-advisers: J. P. Morgan Investment Management, Inc. (50%), and Waddell & Reed Investment Management Company (50%)

The MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

Oppenheimer Variable Account Funds ("Oppenheimer Trust")

The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, seven of which are offered under this policy.

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities.

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Aggressive Growth Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, the Fund was named Oppenheimer Capital Appreciation Fund.

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA is a mutual fund that seeks long-term capital appreciation by investing mainly in common stocks, and can also buy other equity securities, including preferred stocks and securities convertible into common stock.

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA is a mutual fund that seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated, high-yield securities of U.S. companies.

Oppenheimer Main Street Growth & Income Fund/VA

The Oppenheimer Main Street Growth & Income Fund/VA seeks total return (which includes growth

                                                          Investment Options  19
in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and non payment of interest than higher-rated securities.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade securities.

Variable Insurance Products Fund II

Insurance Products Fund II, managed by Fidelity Management & Research
Company ("FMR"), was organized as a Massachusetts business trust on March 21, 1988. One of its investment portfolios, the VIP II Contrafund Portfolio, is available under this policy.

Fidelity's VIP II Contrafund Portfolio

This fund seeks long-term capital appreciation. It invests primarily in common stocks. It also invests in the securities of companies whose value FMR believes is not fully recognized by the public, in domestic and foreign issuers, and in either "growth" stocks or "value" stocks or both.

T. Rowe Price Equity Series, Inc.

The T. Rowe Price Equity Series, Inc., was incorporated in Maryland in 1994. Currently, it consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this policy.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc., is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds, VP Income & Growth Fund, is offered under this policy.

American Century's VP Income & Growth Fund

American Century's VP Income & Growth Fund seeks long-term growth of capital as well as current income. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

BT Insurance Funds Trust

BT Insurance Funds Trust was organized as a Massachusetts business trust in 1996. Bankers Trust's Small Cap Index Fund is a separate series of the BT Insurance Funds Trust.

Bankers Trust's Small Cap Index Fund

Bankers Trust's Small Cap Index Fund seeks to match, before expenses, the risk and return characteristics of the Russell 2000 Index. The fund will invest primarily in common stocks of companies that comprise the Russell 2000 Index, in approximately the same weightings as the Russell 2000 Index. The fund may also use stock index futures and options.

(The Russell 2000 index is a widely accepted benchmark of small company stock performance. It is a model, not an actual portfolio, and is a subset of the Russell 3000 Index. The Russell 2000 tracks the smallest companies in the Russell 3000. As of December 31, 1998, the weighted average market capitalization of the companies in the Russell 2000 was $0.88 billion. That compares to $72 billion for the companies in the Russell 3000.)

Goldman Sachs Variable Insurance Trust

The Goldman Sachs Variable Insurance Trust is an open-end management investment company, organized in Delaware in September 1997. The

20  Investment Options

Goldman Sachs Capital Growth Fund is a separate series of shares of the Trust.

Goldman Sachs Capital Growth

The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

Janus Aspen Series

The Janus Aspen Series is an open-end, management investment company. Janus Aspen Worldwide Growth Portfolio and Janus Aspen Capital Appreciation Portfolio are each a separate portfolio of the Janus Aspen Series.

Janus Aspen Capital Appreciation Portfolio

The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio

The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

Templeton Variable Products Series Fund ("Templeton Fund")

The Templeton Fund is an open-end management investment company organized as a Massachusetts business trust on February 25, 1988. The Templeton International Fund is a separate series of the Templeton Fund.

Templeton International Fund - Class 2 Shares.

The Templeton International Fund seeks long-term capital growth. The fund invests primarily in a diversified portfolio of non-U.S. common stocks.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Trust funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Equity Fund, the equity segment of the MML Blend Fund, and the MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual entered into a sub-advisory agreement with Mellon Equity Associates, LLP ("Mellon Equity"). Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company ("MFS"). MFS manages the investment of the MML Growth Equity Fund.

MassMutual has entered into a sub-advisory agreement with J. P. Morgan Investment Management, Inc. ("J.P. Morgan"), and Waddell & Reed Investment Management Company ("Waddell & Reed"). J. P. Morgan and Waddell & Reed each manage 50% of the portfolio of MML Small Cap Growth Equity Fund.

OppenheimerFunds, Inc. ("OFI"), is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than four million shareholder accounts. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Citibank N.A., with its home office located at 111 Wall Street, New York, New York 10005,


                                                          Investment Options  21
acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, New York 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly owned subsidiaries of MassMutual, and various employee benefit plans.


Fidelity Management & Research Company ("FMR") is the investment adviser to the VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments(R), which was established in 1946. Fidelity Investments(R) has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund business affairs and, with the assistance of affiliates, chooses the fund's investments. Fidelity Management & Research (U.K.), Inc., in London, England, and Fidelity Management & Research (Far East), Inc., serve as sub-advisers for the VIP II Contrafund(R) Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. The T. Rowe Price Equity Series, Inc. (the "Corporation"), was incorporated in Maryland in 1994, and is a diversified, open-end investment company. The Corporation is governed by a board of directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of board members will be independent of T. Rowe Price.

American Century Investment Management, Inc., is the investment adviser to the VP Income & Growth Fund. Under the laws of the state of Maryland, the company's board of directors is responsible for managing the business and affairs of the fund. Acting under an investment management agreement entered into with the fund, American Century Investment Management, Inc., serves as the manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.

Bankers Trust Company, with headquarters at 130 Liberty Street, New York, New York 10006, acts as the investment adviser of BT Insurance Funds Trust.

Bankers Trust is a wholly owned subsidiary of Deutsche Bank AG.

Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Deutsche Bank AG, as Bankers Trust's parent company, controls its operations as investment adviser.

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Goldman Sachs Capital Growth Fund. Goldman Sachs registered as an investment adviser in 1991. GSAM is located at One New York Plaza, New York, New York 10004.

The custodian for each fund of the Goldman Sachs Variable Insurance Trust is State Street Bank and Trust Company. It is located at 1776 Heritage Drive, North Quincy, Massachusetts 02110.

Janus Aspen is an open-end, management investment company. Janus Aspen Capital Appreciation Portfolio and Janus Aspen Worldwide Growth Portfolio are each separate portfolios of the Janus Aspen Series.,

Janus Capital is the investment adviser to the Janus Aspen Capital Appreciation Portfolio and the Janus Aspen Worldwide Growth Portfolio. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

The Templeton Fund is an open-end, management investment company organized as a Massachusetts business trust on February 25, 1988. The Templeton International Fund is a separate series of the Templeton Fund.

Templeton Investment Counsel, Inc. ("TIC"), is the investment manager of the Templeton International Fund. TIC is located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091.


22  Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the death benefit within seven days after we receive all required documents in a form satisfactory to us at our Administrative Office.

We can delay payment of the death benefit, the net surrender value, or any withdrawal or loan from the Separate Account during any period when:

(i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)   trading is restricted by the SEC; or

(iii)  the SEC declares an emergency exists; or

(iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any net surrender value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

We can delay payment of the entire death benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the death benefit from the date of death to the date of payment.

Payment Options

We will pay the policy proceeds (the death benefit or the net surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

------------------------------------------------------------------------------------------------------
Installments for a         Equal monthly payments for any period selected, up to 30 years. The amount
Specified Period           of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
------------------------------------------------------------------------------------------------------
Life Income                Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
------------------------------------------------------------------------------------------------------
Interest                   We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
------------------------------------------------------------------------------------------------------
Installments of            Fixed amount payments. The total amount paid during the first year must be
Specified Amount           at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance.
                           This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
------------------------------------------------------------------------------------------------------


                                                    Other Policy Information  23


------------------------------------------------------------------------------------------------------
Life Income with           Equal monthly payments based on the life of a named person. We will make
Payments Guaranteed for    payments until the total amount paid equals the amount applied, whether
Amount Applied             the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.
------------------------------------------------------------------------------------------------------
Joint Lifetime Income      Monthly payments based on the lives of two named persons. We will make
with Reduced Payments      payments at the initial level while both are living, or for 10 years if
to Survivor                longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died.
------------------------------------------------------------------------------------------------------

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person's life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The Applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during either Insured's lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on MassMutual, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the policy with respect to any material misrepresentation in the application:

 .    regarding the insurability of Insured No. 1, once the policy has been in force during the lifetime of Insured No. 1 for two years after the its Issue Date; or

 .    regarding the insurability of Insured No. 2, once the policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any policy change or reinstatement requiring evidence the Insured(s) are insurable, we cannot contest the validity of the change or reinstatement with respect to each Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Gender

If either Insured's age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date or reinstatement date, the policy will terminate. We will refund the amount


24  Other Policy Information
of all premiums paid, less any withdrawals and policy debt. If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the reinstatement date of the policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Survivorship Term Rider. This rider provides level survivorship insurance on the lives of the policy Insureds. The insurance is convertible for a limited period of time. The Rider Face Amount must be at least $100,000 and must not exceed two times the Face Amount under the base policy.

The Rider Face Amount may be increased or decreased. An increase requires evidence of insurability and the increase must not raise the Rider Face Amount to more than two times the policy Face Amount. The minimum increase amount is $50,000. A decrease may not bring the Rider Face Amount below $100,000. If the policy Face Amount decreases to an amount below one-half the Rider Face Amount, the Rider Face Amount will be decreased to an amount equal to two times the reduced policy Face Amount.

While both Insureds are living, coverage under the rider can be fully or partially converted until the earlier of Attained Age 70 of the younger Insured or Attained Age 80 of the older Insured. Conversion can be either to an increase in Face Amount under the policy, or to a new survivorship life policy we are offering for conversion at that time. Evidence of insurability will not be required.

The rider terminates when the policy terminates or when the policy is changed to another policy under which this rider is not available.

The monthly charge for this rider is the sum of the risk charge for the Rider Face Amount and the rider face amount charge.

This rider may be cancelled at any time. Cancellation is effective on the Monthly Charge Date on, or next following, the date we receive the written request.

Policy Split Option Rider. (Not available in New York) This rider allows you to exchange the policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable.

Each new policy may be a fixed premium permanent life policy or a flexible premium adjustable life policy. Any schedule of surrender charges normally applicable to the new policy will apply here as well.

This right to exchange will be available for the six-month period beginning on:

 .    The date six months after the effective date of a final court decree of divorce. The decree must first become effective at least one year after the policy Issue Date, and it must remain in effect during the entire six-month period after it first becomes effective.

 .    The date IRC Section 2056:

     -    is nullified;

     - is amended to eliminate or reduce by at least 50% the Insureds' federal estate tax marital deduction;

 .    The date the maximum federal estate tax rate given in IRC Section 2001 is reduced to half the rate in effect on the policy Issue Date of this policy.

 .    The effective date of the dissolution of the corporation or partnership that owns the policy.

The new policies must meet the policy requirements in effect at the time of the exchange.

 .    The face amount of each new policy will be one-half the Face Amount of this policy at


                                                    Other Policy Information  25
     the time of the split. (If the policy also has the Survivorship Term Rider, the amount of that rider is added to the policy Face Amount for the split.)

 .    The policy date of each new policy will be the date of exchange.

 .    The issue age of each Insured will be the age of each Insured on the birthday nearest the policy date of the new policies.

We attach this rider to the policy only at the time of policy issue and only if the younger Insured is younger than age 80 and the insurance risk class of neither Insured is uninsurable.

There is no charge for this rider.

Estate Protection Rider. You may attach this rider to the policy only at the time the policy is issued. It provides an additional death benefit during the first four Policy Years if both Insureds die during this period. You select the Face Amount of the rider. The minimum amount is $25,000 and the maximum amount is 125% of the Initial Face Amount.

We will deduct a monthly charge from the account value for this rider. It will equal the rider charge rate multiplied by the Face Amount of the rider, divided by $1,000.

Accelerated Death Benefit Rider. This rider advances to the Owner a portion of the policy death benefit, after the death of the first Insured to die, when we receive proof, satisfactory to us, that the surviving Insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

Where this rider is available, we will include it with all policies. There is no charge for this rider.

Sales and Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. ("MMLISI"), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). We sell the policy through agents who are licensed by state insurance officials to sell the policy. These agents also are registered representatives of selling brokers or of MMLISI. We intend to offer the policy in California and New York.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C., in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington; and the name MML Distributors, Limited Liability Company, in the states of Maine, Ohio and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Premium Expense Factor and premiums paid in excess of the Premium Expense Factor. The Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds. We also pay commissions as a percentage of the average monthly Account Value in each Policy Year. The maximum commission percentages are as follow.

For coverage year 1, 50% of premium paid up to the Premium Expense Factor and 3% of premium paid in excess of the Factor; for coverage years 2 through 5, 5% of premium paid up to the Premium Expense Factor and 3% of premium paid in excess of the Factor; for


26  Other Policy Information
coverage years 6 through 10, 3% of all premium paid; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.


                                                    Other Policy Information  27

V. Other Information

MassMutual

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $66 billion and estimated total assets under management of $176.8 billion.

MassMutual's Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy's share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment, and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)    the account value at the beginning of the previous Policy Year,

(ii)   all premiums paid during that Year,

(iii)  all additions to and deductions from the account value during the Year;
       and

(iv) the account value, death benefit, net surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general. It is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not know the likelihood that the current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Service ("IRS") will continue. We cannot make any guarantee regarding the future tax treatment of any policy. But we reserve the right to make changes to the policy that we determine are needed for it to continue to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code ("IRC") definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary's gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income

The following information applies only to a policy that is not a modified endowment contract ("MEC") under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your


28  Other Information
cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

 .    there is a reduction of benefits during the first 15 years after a policy is issued, and

 .    there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured(s), or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for "trade for business" or "investment" purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax ("AMT") may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy's net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on C.M Life's tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have


                                                           Other Information  29
too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract ("MEC") under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the "7-pay test." A policy fails this test if:

 .    the accumulated amount paid under the contract at any time during the first seven contract years

                                     exceeds

 .    the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit. We will retest whenever there is a "material change" to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term "material change" includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)   made on or after the date the taxpayer attains age 59  1/2; or

(ii)  made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer's beneficiary. These payments must be made at least annually.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy's failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy's becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same

30  Other Information

Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.


Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.


Your Voting Rights


You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.


Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy's number of shares of the funds is determined by dividing the policy's account value held in each division of the Separate Account by $100. Fractional votes are counted.


You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.


Reservation of Rights


We reserve the right to take certain actions. Specifically, we reserve the right to:


 .    Create new divisions of the Separate Account;

 .    Rename divisions;

 .    Combine any two or more Separate Accounts, Segments or divisions;

 .    Close divisions to future investments;

 .    Operate the Separate Account as a unit investment trust under the 1940 Act or in any other form permitted by law;

 .    De-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

 .    Substitute one or more funds for other funds with similar investment objectives.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.


Bonding Arrangement


An insurance company blanket bond is maintained providing $75,000,000 coverage for officers, employees, general agents, and agents of MassMutual (subject to a $350,000 deductible).


Legal Proceedings


We are not currently involved in any legal proceedings that would have a material impact on the policy.


MassMutual is involved in litigation arising in and out of the normal course of its business. MassMutual intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of MassMutual's management, after consultation with its legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.


Experts


We have included the December 31, 1998 financial statements of MassMutual, in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.



PricewaterhouseCoopers LLP's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices, which differ from generally accepted accounting principles.


Effective July 22, 1999, MassMutual dismissed PricewaterhouseCoopers LLP as its independent certified public accountants and appointed

                                                           Other Information  31

Deloitte & Touche LLP, City Place, 185 Asylum Street, Hartford, Conn. 06103, as its independent certified public accountants. Deloitte & Touche LLP has not audited or reviewed the financial statements of MassMutual.


Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

32  Other Information

Appendix A


Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.


Administrative Office: Our Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.


Attained Age: The Issue Age of an Insured plus the number of completed Policy Years.


Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the second death.


Death Benefit: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any policy debt outstanding and any due but unpaid premium needed to avoid policy termination.


Death Benefit Option: The policy offers three Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.


Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.


Good Order: Generally, "in good order" means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.


Guaranteed Principal Account ("GPA"): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.


Initial Face Amount: The amount of insurance coverage issued under the policy. Subject to certain limitations, you may change the Face Amount after issue.


Insureds: The two persons whose lives this policy insures.


Issue Age: The age of an Insured at his or her birthday nearest the Policy Date.


Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.


Minimum Death Benefit: The death benefit determined in accordance with the applicable death benefit compliance test. The applicable test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.


Monthly Charge Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.


Monthly Charges: The charges assessed against the policy account value each month.


Net Premium: The premium payment we receive in good order, minus the premium expense charge.


Net Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the Account Value less any surrender charges that apply and less any policy debt.


Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.


Owner: The person or entity that owns the policy.

                                                                  Appendix A  33

Policy: The survivorship flexible premium adjustable variable life insurance policy offered by MassMutual and described in this prospectus.


Policy Anniversary Date: An anniversary of the Policy Date.


Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.


Policy Debt: All outstanding policy loans plus accrued loan interest.


Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.


Premium Expense Factor: An amount used to determine the premium expense charges and sales compensation. For the Initial Face Amount, the Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds. For each increase in Face Amount, the Premium Expense Factor is based on the ages, genders and risk classifications of the Insureds on the effective date of the increase.


Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.


Second Death: The death of the surviving Insured.


Separate Account: The policies' designated segment of the "Massachusetts Mutual Variable Life Separate Account I" we established under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under the 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: An amount used to determine surrender charges. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. It is lower than or equal to the Premium Expense Factor.


Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.


Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.


We, us, our: Refer to MassMutual.


Year of Coverage: For the Initial Face Amount, each Policy Year is a year of coverage. For any increase in the Face Amount, each year of coverage is measured from the effective date of the increase.


You, your: Refer to the Owner of the policy.

34  Appendix A

Appendix B


Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit


Example I ~ Death Benefit Option 1
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------
 .    Face Amount is $1,000,000

 .    Account value is $50,000

 .    Minimum death benefit is $219,000

 .    No policy debt

--------------------------------------------------------------------------------

Based on these assumptions,

 .    the death benefit is $1,000,000.


If the account value increases to $80,000 and the minimum death benefit increases to $350,400,


 .    the death benefit remains at $1,000,000.


If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

 .    the death benefit still remains at $1,000,000.


Example II ~ Death Benefit Option 2
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------
 .    Face Amount is $1,000,000

 .    Account value is $50,000

 .    Minimum death benefit is $219,000

 .    No policy debt


Based on these assumptions,


 .    the death benefit is $1,050,000 (Face Amount plus account value).


If the account value increases to $80,000 and the minimum death benefit increases to $350,400,


 .    the death benefit will increase to $1,080,000.


If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,


 .    the death benefit will decrease to $1,030,000.


Example III ~ Death Benefit Option 3
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------
 .    Face Amount is $1,000,000

 .    Account Value is $50,000

 .    Minimum death benefit is $219,000

 .    No policy debt

 .    Premiums paid under the policy to-date total $40,000

--------------------------------------------------------------------------------

Based on these assumptions,


 .    the death benefit is $1,040,000 (Face Amount plus Premiums paid).


If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,


 .    the death benefit will increase to $1,070,000.


Examples of Death Benefit Option Changes


Example I ~ Change from Option 2 to Option 1
--------------------------------------------------------------------------------

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.


  For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the Policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

                                                                  Appendix B| 35

Example II ~ Change from Option 3 to Option 1
--------------------------------------------------------------------------------

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.


  For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.


Example III ~ Change from Option 1 to Option 2
--------------------------------------------------------------------------------

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.


  For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.


Example IV ~ Change from Option 1 to Option 3
--------------------------------------------------------------------------------

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.


  For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.


Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2
--------------------------------------------------------------------------------

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.


  For example, if the policy has a Face Amount of $1,000,000 and an Account Value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.


A similar type of change would be made for a change from Option 3 to Option 2.

36  Appendix B

Appendix C


Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the mortality and expense risk charge. The returns do not reflect any policy charges, which, if included, would reduce performance.


On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.


We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.


Tables 1 and 2 show the effective annual rates of return and one year total returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each division of the Separate Account. Table 1 shows figures for periods ended December 31, 1998, while Table 2 shows December 31 one-year total returns for each year shown. These rates do not reflect:


 .    the mortality and expense risk charges assessed against the Separate
     Account;


 .    deductions from premiums or monthly charges assessed against the account value of the policies; or

 .    the policy's surrender charges or other charges.


Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.

                                                                  Appendix C  37

                                     TABLE 1

            EFFECTIVE ANNUAL RATES OF RETURN AS OF DECEMBER 31, 1998


------------------------------------------------------------------------------------------------
                                              Since
                  Fund                      Inception   15 Years   10 Years   5 Years    1 Year
------------------------------------------------------------------------------------------------
MML Equity                                    14.84%     15.76%     16.39%     19.66%    16.20%
MML Money Market                               6.66%      6.16%      5.41%      4.95%     5.16%
MML Managed Bond                              10.24%     10.16%      9.19%      7.07%     8.14%
MML Blend                                     13.67%       ---      13.70%     14.60%    13.56%
MML Equity Index                              31.03%       ---        ---        ---     28.22%
MML Small Cap Value Equity                   (23.88%)      ---        ---        ---    (23.88%)*
MML Growth Equity/1/                            ---        ---        ---        ---       ---
MML Small Cap Growth Equity/1/                  ---        ---        ---        ---       ---
Oppenheimer Aggressive Growth/2/              15.07%       ---      16.12%     13.06%    12.36%
Oppenheimer Global Securities                 12.49%       ---        ---       9.67%    14.11%
Oppenheimer Capital Appreciation/3/           16.03%       ---      16.85%     22.10%    24.00%
Oppenheimer Strategic Bond                     6.79%       ---        ---       6.83%     2.90%
Oppenheimer Main Street Growth & Income       27.00%       ---        ---        ---      4.70%
Oppenheimer High Income                       12.26%       ---      12.71%      8.62%     0.31%
Oppenheimer Bond                               9.66%       ---       9.28%      7.01%     6.80%
Fidelity's VIP II Contrafund(R)               28.62%       ---        ---        ---     29.98%
T. Rowe Price Mid-Cap Growth                  20.43%       ---        ---        ---     22.08%
American Century's VP Income & Growth         30.68%       ---        ---        ---     26.87%
Bankers Trust's Small Cap Index                2.07%       ---        ---        ---     (2.18%)
Goldman Sachs Capital Growth                  13.40%       ---        ---        ---       ---
Janus Aspen Capital Appreciation              51.65%       ---        ---        ---     58.11%
Janus Aspen Worldwide Growth                  24.06%       ---        ---      21.32%    28.92%
Templeton International                       14.10%       ---        ---      11.74%     9.08%
------------------------------------------------------------------------------------------------


The figures in this Table do not reflect any charges at the Separate Account or policy level.

/1/ The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999 and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.
/2/ Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.
/3/ Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

*Since inception.

Dates of inception:

  MML Equity Fund - 9/15/71
  MML Money Market Fund - 12/16/81
  MML Managed Bond Fund - 12/16/81
  MML Blend Fund - 2/3/84
  MML Equity Index Fund - 5/1/97
  MML Small Cap Value Equity Fund - 6/1/98
  MML Growth Equity Fund - 5/3/99
  MML Small Cap Growth Equity Fund - 5/3/99
  Oppenheimer Capital Appreciation Fund/VA - 4/3/85
  Oppenheimer Aggressive Growth Fund/VA - 8/15/86
  Oppenheimer Global Securities Fund/VA - 11/12/90
  Oppenheimer Strategic Bond Fund/VA - 5/3/93
  Oppenheimer Main Street Growth and Income - 7/5/95
  Oppenheimer High Income Fund/VA - 4/30/86
  Oppenheimer Bond Fund/VA - 4/3/85
  VIP II Contrafund(R) Portfolio - 1/3/95
  T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
  American Century's VP Income & Growth Fund - 10/30/97
  Bankers Trust's Small Cap Index Fund - 8/25/97
  Goldman Sachs Capital Growth Fund - 5/1/98
  Janus Aspen Capital Appreciation Portfolio - 5/1/97
  Janus Aspen Worldwide Growth Portfolio - 9/13/93
  Templeton International Fund - 5/1/92

38  Appendix C

                                     TABLE 2

                             ONE YEAR TOTAL RETURNS


-----------------------------------------------------------------------------------------
                                                               MML                MML
                      MML                MML       MML      Small Cap   MML    Small Cap
Year       MML      Managed    MML      Money     Equity      Value    Growth    Growth
Ended    Equity      Bond     Blend     Market    Index      Equity    Equity    Equity
-----------------------------------------------------------------------------------------
1998     16.20%      8.14%    13.56%     5.16%    28.22%    (23.88%)*   ---/2/    ---/2/
1997     28.59%      9.91%    20.89%     5.18%    21.93%*      ---      ---       ---
1996     20.25%      3.25%    13.95%     5.01%      ---        ---      ---       ---
1995     31.13%     19.14%    23.28%     5.58%      ---        ---      ---       ---
1994      4.10%     (3.76%)    2.48%     3.84%      ---        ---      ---       ---
1993      9.52%     11.81%     9.70%     2.75%      ---        ---      ---       ---
1992     10.48%      7.31%     9.36%     3.48%      ---        ---      ---       ---
1991     25.56%     16.66%    24.00%     6.01%      ---        ---      ---       ---
1990     (0.51%)     8.38%     2.37%     8.12%      ---        ---      ---       ---
1989     23.04%     12.83%    19.96%     9.16%      ---        ---      ---       ---
1988     16.68%      7.13%    13.40%     7.39%      ---        ---      ---       ---
1987      2.10%      2.60%     3.12%     6.49%      ---        ---      ---       ---
1986     20.15%     14.46%    18.30%     6.60%      ---        ---      ---       ---
1985     30.54%     19.94%    24.88%     8.03%      ---        ---      ---       ---
1984      5.40%     11.69%     8.24%*   10.39%      ---        ---      ---       ---
1983     22.85%      7.26%      ---      8.97%      ---        ---      ---       ---
1982     25.67%/1/  22.79%*     ---     11.12%*     ---        ---      ---       ---
-----------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                 Oppenheimer
         Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer   Main Street
Year       Capital      Aggressive      Global      Strategic      Growth &     Oppenheimer   Oppenheimer
Ended   Appreciation/3/  Growth/4/    Securities      Bond          Income      High Income       Bond
---------------------------------------------------------------------------------------------------------
1998        24.00%        12.36%        14.11%        2.90%          4.70%          0.31%         6.80%
1997        26.69%        11.67%        22.42%        8.71%         32.48%         21.22%         9.26%
1996        25.20%        20.23%        17.80%       12.07%         32.51%         15.25%         4.80%
1995        36.66%        32.52%         2.24%       15.33%           ---          20.37%        17.00%
1994         0.97%        (7.59%)       (5.72%)      (3.78%)          ---          (3.18%)       (1.94%)
1993         7.25%        27.32%        70.32%        4.25%*          ---          26.34%        13.04%
1992        14.53%        15.42%        (7.11%)        ---            ---          17.92%         6.50%
1991        25.54%        54.72%         3.39%         ---            ---          33.91%        17.63%
1990        (8.21%)      (16.82%)        0.40%*        ---            ---           4.65%         7.92%
1989        23.59%        27.57%          ---          ---            ---           4.84%        13.32%
1988        22.09%        13.41%          ---          ---            ---            ---           ---
1987         3.31%        14.34%          ---          ---            ---            ---           ---
1986        17.76%        (1.65%)*        ---          ---            ---            ---           ---
1985         9.50%*         ---           ---          ---            ---            ---           ---
1984          ---           ---           ---          ---            ---            ---           ---
1983          ---           ---           ---          ---            ---            ---           ---
1982          ---           ---           ---          ---            ---            ---           ---
---------------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or policy level.

*Since inception.

/1/ Performance for the MML Equity Fund for years 1981 through 1974: 6.67%, 27.62%, 19.54%, 3.71%, (0.52%), 24.77%, 32.85%, (17.61%). Performance for
     the MML Equity Fund prior to 1974 is not available.


/2/ The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999 and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.

/3/ Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

/4/ Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.


                                                                  Appendix C  39

                             ONE YEAR TOTAL RETURNS


-----------------------------------------------------------------------------------------------------------------
                       T. Rowe                                Goldman                     Janus
                      Price Mid    VP Income    B.T. Small     Sachs      Janus Aspen     Aspen
Year      VIP II         Cap        & Growth    Cap Index     Capital       Capital     Worldwide     Templeton
Ended   Contrafund      Growth        Fund         Fund        Growth    Appreciation     Growth    International
-----------------------------------------------------------------------------------------------------------------
1998      29.98%        22.08%       26.87%       (2.18%)      13.40%        58.11%       28.92%         9.08%
1997      24.14%        18.80%*        7.8%*        ---          ---           ---        22.15%        13.78%
1996      21.22%           --           --          ---          ---           ---        29.04%        24.04%
1995      39.72%*          --           --          ---          ---           ---        27.37%        15.78%
1994        ---            --           --          ---          ---           ---         1.53%        (2.22%)
1993        ---            --           --          ---          ---           ---          ---         47.28%
1992        ---            --           --          ---          ---           ---          ---           ---
1991        ---            --           --          ---          ---           ---          ---           ---
1990        ---            --          ---          ---          ---           ---          ---           ---
1989        ---            --          ---          ---          ---           ---          ---           ---
1988        ---            --          ---          ---          ---           ---          ---           ---
1987        ---            --          ---          ---          ---           ---          ---           ---
1986        ---            --          ---          ---          ---           ---          ---           ---
1985        ---            --          ---          ---          ---           ---          ---           ---
1984        ---            --          ---          ---          ---           ---          ---           ---
1983        ---            --          ---          ---          ---           ---          ---           ---
1982        ---            --          ---          ---          ---           ---          ---           ---
-----------------------------------------------------------------------------------------------------------------


The figures in this Table do not reflect any charges at the Separate Account or policy level.


*Since inception.

Dates of inception:

  MML Equity Fund - 9/15/71
  MML Money Market Fund - 12/16/81
  MML Managed Bond Fund - 12/16/81
  MML Blend Fund - 2/3/84
  MML Equity Index Fund - 5/1/97
  MML Small Cap Value Equity Fund - 6/1/98
  MML Growth Equity Fund - 5/3/99
  MML Small Cap Growth Equity Fund - 5/3/99
  Oppenheimer Capital Appreciation Fund/VA - 4/3/85
  Oppenheimer Aggressive Growth Fund/VA - 8/15/86
  Oppenheimer Global Securities Fund/VA - 11/12/90
  Oppenheimer Strategic Bond Fund/VA - 5/3/93
  Oppenheimer Main Street Growth and Income - 7/5/95
  Oppenheimer High Income Fund/VA - 4/30/86
  Oppenheimer Bond Fund/VA - 4/3/85
  VIP II Contrafund(R) Portfolio - 1/3/95
  T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
  American Century's VP Income & Growth Fund - 10/30/97
  Bankers Trust's Small Cap Index Fund - 8/25/97
  Goldman Sachs Capital Growth Fund - 5/1/98
  Janus Aspen Capital Appreciation Portfolio - 5/1/97
  Janus Aspen Worldwide Growth Portfolio - 9/13/93
  Templeton International Fund - 5/1/92

40 |Appendix C

Appendix D


Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums


The following tables illustrate the way in which a policy operates. They show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $7,500 for a combination of an Ultra Preferred Non-Tobacco Male age 35 and an Ultra Preferred Non-Tobacco Female age
35. Ultra Preferred Non-Tobacco is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and net surrender values for the policy with those of other variable life policies.

The death benefits and net surrender values for a policy would be different from the amounts shown if:

 .    the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

 .    any policy loan were made during the period of time illustrated

 .    the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and net surrender values shown in Tables 1, 2, 3, 7, 8, and 9 reflect the following current charges:

 .    administrative charges of $12 per month per policy in Policy Years 1-10, and $8 per month in Policy Years 11 and beyond.

 .    face amount charges of $0.05 per month per $1,000 of Face Amount in coverage years 1-10.

 .    insurance charges based on the current rates we are charging for Ultra
     Preferred Non-Tobacco, fully underwritten risks.

 .    mortality and expense risk charges of 0.25% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .    fund level expenses of 0.73% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and net surrender values shown in Tables 4, 5, 6, 10, 11, and 12 reflect the following guaranteed maximum charges as well as the current fund level expenses.

 .    administrative charges equal to $12 per month per policy in all years.

 .    face amount charge of $0.08 per month per $1,000 of Face Amount in coverage years 1-10.

 .    insurance charges based on the Commissioners 1980 Standard Ordinary
     Nonsmoker Mortality Table.

 .    mortality and expense risk charges equal to 0.60% on an annual basis of the daily net asset value of the Separate Account in all years.

Net surrender values shown in the tables reflect the deduction of surrender charges in the first 14 Policy Years. The surrender charge in the first five Years is the Target Premium or $45 per $1,000 of Face Amount if less. In each of Years six through 14, the surrender charge is equal to the surrender charge in the preceding year reduced by 10% of the surrender charge in the first year.

Taking the current mortality and expense risk charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are (0.97%), 4.97%, and 10.91%, respectively, on a net basis.


                                                                  Appendix D  41

TABLE 1
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 1

Current Schedule of Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Guideline Premium Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    ----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-------------------------------------------------------------------------------------------------------------
   1            $7,875    $1,000,000    $1,000,000     $1,000,000      $2,280        $2,672         $3,064
   2           $16,144    $1,000,000    $1,000,000     $1,000,000      $8,400        $9,570        $10,787
   3           $24,826    $1,000,000    $1,000,000     $1,000,000     $14,460       $16,809        $19,351
   4           $33,942    $1,000,000    $1,000,000     $1,000,000     $20,460       $24,408        $28,850
   5           $43,514    $1,000,000    $1,000,000     $1,000,000     $26,400       $32,384        $39,384
   6           $53,565    $1,000,000    $1,000,000     $1,000,000     $32,672       $41,144        $51,455
   7           $64,118    $1,000,000    $1,000,000     $1,000,000     $38,885       $50,319        $64,800
   8           $75,199    $1,000,000    $1,000,000     $1,000,000     $45,039       $59,928        $79,556
   9           $86,834    $1,000,000    $1,000,000     $1,000,000     $51,135       $69,994        $95,877
  10           $99,051    $1,000,000    $1,000,000     $1,000,000     $57,173       $80,537       $113,934
  15          $169,931    $1,000,000    $1,000,000     $1,000,000     $89,657      $144,957       $241,899
  20          $260,394    $1,000,000    $1,000,000     $1,000,000    $118,566      $224,395       $453,232
  25          $375,851    $1,000,000    $1,000,000     $1,082,274    $145,534      $325,114       $807,667
  30          $523,206    $1,000,000    $1,000,000     $1,710,466    $169,923      $452,502     $1,402,021
  35          $711,272    $1,000,000    $1,000,000     $2,781,292    $190,162      $613,293     $2,397,665
  40          $951,298    $1,000,000    $1,000,000     $4,349,407    $202,522      $816,732     $4,064,866
  45        $1,257,639    $1,000,000    $1,131,346     $7,199,585    $197,247    $1,077,472     $6,856,747
  50        $1,648,615    $1,000,000    $1,477,469    $12,081,362    $150,961    $1,407,114    $11,506,059
-------------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%                6%           12%
--------------------------------------------------------------------------------
           1             $6,180            $6,572        $6,964
           2            $12,300           $13,470       $14,687
           3            $18,360           $20,709       $23,251
           4            $24,360           $28,308       $32,750
           5            $30,300           $36,284       $43,284
           6            $36,182           $44,654       $54,965
           7            $42,005           $53,439       $67,920
           8            $47,769           $62,658       $82,286
           9            $53,475           $72,334       $98,217
          10            $59,123           $82,487      $115,884
          15            $89,657          $144,957      $241,899
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.



42  Appendix D

TABLE 2
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 2

Current Schedule of Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Guideline Premium Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    ----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-------------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,006,180    $1,006,572    $ 1,006,964    $  2,280    $    2,672    $     3,064
   2        $   16,144    $1,012,300    $1,013,470    $ 1,014,687    $  8,400    $    9,570    $    10,787
   3        $   24,826    $1,018,360    $1,020,709    $ 1,023,251    $ 14,460    $   16,809    $    19,351
   4        $   33,942    $1,024,360    $1,028,308    $ 1,032,750    $ 20,460    $   24,408    $    28,850
   5        $   43,514    $1,030,300    $1,036,284    $ 1,043,283    $ 26,400    $   32,384    $    39,383
   6        $   53,565    $1,036,181    $1,044,654    $ 1,054,965    $ 32,671    $   41,144    $    51,455
   7        $   64,118    $1,042,004    $1,053,438    $ 1,067,919    $ 38,884    $   50,318    $    64,799
   8        $   75,199    $1,047,768    $1,062,657    $ 1,082,284    $ 45,038    $   59,927    $    79,554
   9        $   86,834    $1,053,474    $1,072,332    $ 1,098,215    $ 51,134    $   69,992    $    95,875
  10        $   99,051    $1,059,121    $1,082,484    $ 1,115,880    $ 57,171    $   80,534    $   113,930
  15        $  169,931    $1,089,646    $1,144,938    $ 1,241,865    $ 89,646    $  144,938    $   241,865
  20        $  260,394    $1,118,522    $1,224,305    $ 1,453,039    $118,522    $  224,305    $   453,039
  25        $  375,851    $1,145,359    $1,324,691    $ 1,806,570    $145,359    $  324,691    $   806,570
  30        $  523,206    $1,169,342    $1,450,821    $ 2,397,810    $169,342    $  450,821    $ 1,397,810
  35        $  711,272    $1,188,445    $1,607,292    $ 3,385,167    $188,445    $  607,292    $ 2,385,167
  40        $  951,298    $1,197,848    $1,796,678    $ 5,030,787    $197,848    $  796,678    $ 4,030,787
  45        $1,257,639    $1,185,279    $2,013,557    $ 7,764,939    $185,279    $1,013,557    $ 6,764,939
  50        $1,648,615    $1,124,127    $2,233,889    $12,290,868    $124,127    $1,233,889    $11,290,868
-------------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%                6%           12%
--------------------------------------------------------------------------------
           1         $    6,180        $    6,572    $    6,964
           2         $   12,300        $   13,470    $   14,687
           3         $   18,360        $   20,709    $   23,251
           4         $   24,360        $   28,308    $   32,750
           5         $   30,300        $   36,284    $   43,283
           6         $   36,181        $   44,654    $   54,965
           7         $   42,004        $   53,438    $   67,919
           8         $   47,768        $   62,657    $   82,284
           9         $   53,474        $   72,332    $   98,215
          10         $   59,121        $   82,484    $  115,880
          15         $   89,646        $  144,938    $  241,865
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  43

TABLE 3
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 3

Current Schedule of Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Guideline Premium Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    ----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-------------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,007,500    $1,007,500    $ 1,007,500    $  2,280    $    2,672    $     3,064
   2        $   16,144    $1,015,000    $1,015,000    $ 1,015,000    $  8,400    $    9,570    $    10,787
   3        $   24,826    $1,022,500    $1,022,500    $ 1,022,500    $ 14,460    $   16,809    $    19,351
   4        $   33,942    $1,030,000    $1,030,000    $ 1,030,000    $ 20,460    $   24,408    $    28,850
   5        $   43,514    $1,037,500    $1,037,500    $ 1,037,500    $ 26,400    $   32,384    $    39,383
   6        $   53,565    $1,045,000    $1,045,000    $ 1,045,000    $ 32,671    $   41,144    $    51,455
   7        $   64,118    $1,052,500    $1,052,500    $ 1,052,500    $ 38,884    $   50,318    $    64,799
   8        $   75,199    $1,060,000    $1,060,000    $ 1,060,000    $ 45,038    $   59,927    $    79,554
   9        $   86,834    $1,067,500    $1,067,500    $ 1,067,500    $ 51,134    $   69,992    $    95,875
  10        $   99,051    $1,075,000    $1,075,000    $ 1,075,000    $ 57,171    $   80,534    $   113,931
  15        $  169,931    $1,112,500    $1,112,500    $ 1,112,500    $ 89,643    $  144,940    $   241,879
  20        $  260,394    $1,150,000    $1,150,000    $ 1,150,000    $118,511    $  224,327    $   453,145
  25        $  375,851    $1,187,500    $1,187,500    $ 1,187,500    $145,312    $  324,836    $   807,313
  30        $  523,206    $1,225,000    $1,225,000    $ 1,709,679    $169,171    $  451,534    $ 1,401,376
  35        $  711,272    $1,262,500    $1,262,500    $ 2,780,037    $187,867    $  610,264    $ 2,396,584
  40        $  951,298    $1,300,000    $1,300,000    $ 4,347,468    $195,938    $  807,853    $ 4,063,054
  45        $1,257,639    $1,337,500    $1,337,500    $ 7,196,398    $178,619    $1,053,462    $ 6,853,712
  50        $1,648,615    $1,375,000    $1,436,411    $12,076,036    $ 99,145    $1,368,011    $11,500,987
-------------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%                6%           12%
--------------------------------------------------------------------------------
           1         $    6,180        $    6,572    $    6,964
           2         $   12,300        $   13,470    $   14,687
           3         $   18,360        $   20,709    $   23,251
           4         $   24,360        $   28,308    $   32,750
           5         $   30,300        $   36,284    $   43,283
           6         $   36,181        $   44,654    $   54,965
           7         $   42,004        $   53,438    $   67,919
           8         $   47,768        $   62,657    $   82,284
           9         $   53,474        $   72,332    $   98,215
          10         $   59,121        $   82,484    $  115,881
          15         $   89,643        $  144,940    $  241,879
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


44  Appendix D

TABLE 4
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 1

Guaranteed Schedule of Mortality and Expense Charges and

Current Fund Level Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Guideline Premium Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    ----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-------------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,000,000    $1,000,000     $1,000,000    $  1,751      $  2,121     $    2,491
   2        $   16,144    $1,000,000    $1,000,000     $1,000,000    $  7,323      $  8,414     $    9,550
   3        $   24,826    $1,000,000    $1,000,000     $1,000,000    $ 12,815      $ 14,990     $   17,344
   4        $   33,942    $1,000,000    $1,000,000     $1,000,000    $ 18,227      $ 21,861     $   25,952
   5        $   43,514    $1,000,000    $1,000,000     $1,000,000    $ 23,559      $ 29,039     $   35,455
   6        $   53,565    $1,000,000    $1,000,000     $1,000,000    $ 29,200      $ 36,927     $   46,338
   7        $   64,118    $1,000,000    $1,000,000     $1,000,000    $ 34,758      $ 45,146     $   58,311
   8        $   75,199    $1,000,000    $1,000,000     $1,000,000    $ 40,233      $ 53,710     $   71,487
   9        $   86,834    $1,000,000    $1,000,000     $1,000,000    $ 45,623      $ 62,632     $   85,992
  10        $   99,051    $1,000,000    $1,000,000     $1,000,000    $ 50,925      $ 71,925     $  101,961
  15        $  169,931    $1,000,000    $1,000,000     $1,000,000    $ 80,683      $129,862     $  215,932
  20        $  260,394    $1,000,000    $1,000,000     $1,000,000    $105,339      $198,586     $  399,484
  25        $  375,851    $1,000,000    $1,000,000     $1,000,000    $125,315      $281,785     $  700,876
  30        $  523,206    $1,000,000    $1,000,000     $1,460,439    $137,189      $380,585     $1,197,081
  35        $  711,272    $1,000,000    $1,000,000     $2,329,056    $131,673      $493,759     $2,007,807
  40        $  951,298    $1,000,000    $1,000,000     $3,563,630    $ 87,906      $618,955     $3,330,495
  45        $1,257,639    $        0    $1,000,000     $5,765,882    $      0      $752,923     $5,491,317
  50        $1,648,615    $        0    $1,000,000     $9,390,604    $      0      $915,774     $8,943,432
-------------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%                6%           12%
--------------------------------------------------------------------------------
           1         $    5,651        $    6,021    $    6,391
           2         $   11,223        $   12,314    $   13,450
           3         $   16,715        $   18,890    $   21,244
           4         $   22,127        $   25,761    $   29,852
           5         $   27,459        $   32,939    $   39,355
           6         $   32,710        $   40,437    $   49,848
           7         $   37,878        $   48,266    $   61,431
           8         $   42,963        $   56,440    $   74,217
           9         $   47,963        $   64,972    $   88,332
          10         $   52,875        $   73,875    $  103,911
          15         $   80,683        $  129,862    $  215,932
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  45

TABLE 5
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 2

Guaranteed Schedule of Mortality and Expense Charges and

Current Fund Level Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Guideline Premium Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    ----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-------------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,005,651    $1,006,021     $1,006,391    $  1,751      $  2,121     $    2,491
   2        $   16,144    $1,011,223    $1,012,314     $1,013,450    $  7,323      $  8,414     $    9,550
   3        $   24,826    $1,016,715    $1,018,889     $1,021,244    $ 12,815      $ 14,989     $   17,344
   4        $   33,942    $1,022,126    $1,025,760     $1,029,850    $ 18,226      $ 21,860     $   25,950
   5        $   43,514    $1,027,457    $1,032,937     $1,039,352    $ 23,557      $ 29,037     $   35,452
   6        $   53,565    $1,032,707    $1,040,433     $1,049,843    $ 29,197      $ 36,923     $   46,333
   7        $   64,118    $1,037,873    $1,048,259     $1,061,422    $ 34,753      $ 45,139     $   58,302
   8        $   75,199    $1,042,955    $1,056,428     $1,074,202    $ 40,225      $ 53,698     $   71,472
   9        $   86,834    $1,047,950    $1,064,954     $1,088,307    $ 45,610      $ 62,614     $   85,967
  10        $   99,051    $1,052,857    $1,073,848     $1,103,871    $ 50,907      $ 71,898     $  101,921
  15        $  169,931    $1,080,590    $1,129,701     $1,215,648    $ 80,590      $129,701     $  215,648
  20        $  260,394    $1,104,997    $1,197,884     $1,397,984    $104,997      $197,884     $  397,984
  25        $  375,851    $1,124,249    $1,279,174     $1,694,021    $124,249      $279,174     $  694,021
  30        $  523,206    $1,134,252    $1,371,856     $2,171,886    $134,252      $371,856     $1,171,886
  35        $  711,272    $1,124,234    $1,465,828     $2,934,869    $124,234      $465,828     $1,934,869
  40        $  951,298    $1,072,136    $1,534,907     $4,138,201    $ 72,136      $534,907     $3,138,201
  45        $1,257,639    $        0    $1,510,014     $5,996,932    $      0      $510,014     $4,996,932
  50        $1,648,615    $        0    $1,267,615     $8,825,609    $      0      $267,615     $7,825,609
-------------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%                6%           12%
--------------------------------------------------------------------------------
           1         $    5,651        $    6,021    $    6,391
           2         $   11,223        $   12,314    $   13,450
           3         $   16,715        $   18,889    $   21,244
           4         $   22,126        $   25,760    $   29,850
           5         $   27,457        $   32,937    $   39,352
           6         $   32,707        $   40,433    $   49,843
           7         $   37,873        $   48,259    $   61,422
           8         $   42,955        $   56,428    $   74,202
           9         $   47,950        $   64,954    $   88,307
          10         $   52,857        $   73,848    $  103,871
          15         $   80,590        $  129,701    $  215,648
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


46 Appendix D

TABLE 6
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 3

Guaranteed Schedule of Mortality and Expense Charges and

Current Fund Level Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Guideline Premium Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    --------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-----------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,007,500    $1,007,500     $1,007,500    $  1,751      $  2,121     $    2,491
   2        $   16,144    $1,015,000    $1,015,000     $1,015,000    $  7,323      $  8,414     $    9,550
   3        $   24,826    $1,022,500    $1,022,500     $1,022,500    $ 12,814      $ 14,989     $   17,344
   4        $   33,942    $1,030,000    $1,030,000     $1,030,000    $ 18,226      $ 21,860     $   25,950
   5        $   43,514    $1,037,500    $1,037,500     $1,037,500    $ 23,557      $ 29,036     $   35,452
   6        $   53,565    $1,045,000    $1,045,000     $1,045,000    $ 29,196      $ 36,922     $   46,333
   7        $   64,118    $1,052,500    $1,052,500     $1,052,500    $ 34,751      $ 45,138     $   58,303
   8        $   75,199    $1,060,000    $1,060,000     $1,060,000    $ 40,222      $ 53,697     $   71,473
   9        $   86,834    $1,067,500    $1,067,500     $1,067,500    $ 45,605      $ 62,612     $   85,970
  10        $   99,051    $1,075,000    $1,075,000     $1,075,000    $ 50,900      $ 71,896     $  101,928
  15        $  169,931    $1,112,500    $1,112,500     $1,112,500    $ 80,554      $129,707     $  215,743
  20        $  260,394    $1,150,000    $1,150,000     $1,150,000    $104,861      $197,988     $  398,715
  25        $  375,851    $1,187,500    $1,187,500     $1,187,500    $123,780      $279,799     $  698,204
  30        $  523,206    $1,225,000    $1,225,000     $1,453,421    $132,690      $374,612     $1,191,329
  35        $  711,272    $1,262,500    $1,262,500     $2,318,117    $118,778      $476,307     $1,998,377
  40        $  951,298    $1,300,000    $1,300,000     $3,547,121    $ 52,054      $569,365     $3,315,066
  45        $1,257,639    $        0    $1,337,500     $5,739,393    $      0      $608,158     $5,466,088
  50        $1,648,615    $        0    $1,375,000     $9,347,679    $      0      $474,240     $8,902,551
-----------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%                6%           12%
--------------------------------------------------------------------------------
           1         $    5,651        $    6,021    $    6,391
           2         $   11,223        $   12,314    $   13,450
           3         $   16,714        $   18,889    $   21,244
           4         $   22,126        $   25,760    $   29,850
           5         $   27,457        $   32,936    $   39,352
           6         $   32,706        $   40,432    $   49,843
           7         $   37,871        $   48,258    $   61,423
           8         $   42,952        $   56,427    $   74,203
           9         $   47,945        $   64,952    $   88,310
          10         $   52,850        $   73,846    $  103,878
          15         $   80,554        $  129,707    $  215,743
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  47

TABLE 7
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 1

Current Schedule of Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Cash Value Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    ----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-------------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,000,000    $1,000,000    $ 1,000,000    $  2,280    $    2,672    $     3,064
   2        $   16,144    $1,000,000    $1,000,000    $ 1,000,000    $  8,400    $    9,570    $    10,787
   3        $   24,826    $1,000,000    $1,000,000    $ 1,000,000    $ 14,460    $   16,809    $    19,351
   4        $   33,942    $1,000,000    $1,000,000    $ 1,000,000    $ 20,460    $   24,408    $    28,850
   5        $   43,514    $1,000,000    $1,000,000    $ 1,000,000    $ 26,400    $   32,384    $    39,384
   6        $   53,565    $1,000,000    $1,000,000    $ 1,000,000    $ 32,672    $   41,144    $    51,455
   7        $   64,118    $1,000,000    $1,000,000    $ 1,000,000    $ 38,885    $   50,319    $    64,800
   8        $   75,199    $1,000,000    $1,000,000    $ 1,000,000    $ 45,039    $   59,928    $    79,556
   9        $   86,834    $1,000,000    $1,000,000    $ 1,000,000    $ 51,135    $   69,994    $    95,877
  10        $   99,051    $1,000,000    $1,000,000    $ 1,000,000    $ 57,173    $   80,537    $   113,934
  15        $  169,931    $1,000,000    $1,000,000    $ 1,000,000    $ 89,657    $  144,957    $   241,899
  20        $  260,394    $1,000,000    $1,000,000    $ 1,427,471    $118,566    $  224,395    $   453,165
  25        $  375,851    $1,000,000    $1,000,000    $ 2,105,323    $145,534    $  325,114    $   806,637
  30        $  523,206    $1,000,000    $1,000,000    $ 3,058,274    $169,923    $  452,502    $ 1,396,472
  35        $  711,272    $1,000,000    $1,133,847    $ 4,396,675    $190,162    $  612,890    $ 2,376,581
  40        $  951,298    $1,000,000    $1,292,236    $ 6,351,817    $202,522    $  812,727    $ 3,994,854
  45        $1,257,639    $1,000,000    $1,480,831    $ 9,293,511    $197,247    $1,057,736    $ 6,638,222
  50        $1,648,615    $1,000,000    $1,716,346    $13,832,716    $150,961    $1,351,454    $10,891,902
-----------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%              6%             12%
--------------------------------------------------------------------------------
           1            $6,180          $6,572          $6,964
           2           $12,300         $13,470         $14,687
           3           $18,360         $20,709         $23,251
           4           $24,360         $28,308         $32,750
           5           $30,300         $36,284         $43,284
           6           $36,182         $44,654         $54,965
           7           $42,005         $53,439         $67,920
           8           $47,769         $62,658         $82,286
           9           $53,475         $72,334         $98,217
          10           $59,123         $82,487        $115,884
          15           $89,657        $144,957        $241,899
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


48  Appendix D

TABLE 8
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 2

Current Schedule of Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Cash Value Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    --------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-----------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,006,180    $1,006,572    $ 1,006,964    $  2,280    $    2,672    $     3,064
   2        $   16,144    $1,012,300    $1,013,470    $ 1,014,687    $  8,400    $    9,570    $    10,787
   3        $   24,826    $1,018,360    $1,020,709    $ 1,023,251    $ 14,460    $   16,809    $    19,351
   4        $   33,942    $1,024,360    $1,028,308    $ 1,032,750    $ 20,460    $   24,408    $    28,850
   5        $   43,514    $1,030,300    $1,036,284    $ 1,043,283    $ 26,400    $   32,384    $    39,383
   6        $   53,565    $1,036,181    $1,044,654    $ 1,054,965    $ 32,671    $   41,144    $    51,455
   7        $   64,118    $1,042,004    $1,053,438    $ 1,067,919    $ 38,884    $   50,318    $    64,799
   8        $   75,199    $1,047,768    $1,062,657    $ 1,082,284    $ 45,038    $   59,927    $    79,554
   9        $   86,834    $1,053,474    $1,072,332    $ 1,098,215    $ 51,134    $   69,992    $    95,875
  10        $   99,051    $1,059,121    $1,082,484    $ 1,115,880    $ 57,171    $   80,534    $   113,930
  15        $  169,931    $1,089,646    $1,144,938    $ 1,241,865    $ 89,646    $  144,938    $   241,865
  20        $  260,394    $1,118,522    $1,224,305    $ 1,453,039    $118,522    $  224,305    $   453,039
  25        $  375,851    $1,145,359    $1,324,691    $ 2,104,758    $145,359    $  324,691    $   806,421
  30        $  523,206    $1,169,342    $1,450,821    $ 3,057,481    $169,342    $  450,821    $ 1,396,110
  35        $  711,272    $1,188,445    $1,607,292    $ 4,395,557    $188,445    $  607,292    $ 2,375,977
  40        $  951,298    $1,197,848    $1,796,678    $ 6,350,222    $197,848    $  796,678    $ 3,993,850
  45        $1,257,639    $1,185,279    $2,013,557    $ 9,291,194    $185,279    $1,013,557    $ 6,636,567
  50        $1,648,615    $1,124,127    $2,233,889    $13,829,281    $124,127    $1,233,889    $10,889,198
-----------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%              6%             12%
--------------------------------------------------------------------------------
           1            $6,180          $6,572          $6,964
           2           $12,300         $13,470         $14,687
           3           $18,360         $20,709         $23,251
           4           $24,360         $28,308         $32,750
           5           $30,300         $36,284         $43,283
           6           $36,181         $44,654         $54,965
           7           $42,004         $53,438         $67,919
           8           $47,768         $62,657         $82,284
           9           $53,474         $72,332         $98,215
          10           $59,121         $82,484        $115,880
          15           $89,646        $144,938        $241,865
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  49

TABLE 9
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 3

Current Schedule of Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Cash Value Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------    --------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-----------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,007,500    $1,007,500    $ 1,007,500    $  2,280    $    2,672    $     3,064
   2        $   16,144    $1,015,000    $1,015,000    $ 1,015,000    $  8,400    $    9,570    $    10,787
   3        $   24,826    $1,022,500    $1,022,500    $ 1,022,500    $ 14,460    $   16,809    $    19,351
   4        $   33,942    $1,030,000    $1,030,000    $ 1,030,000    $ 20,460    $   24,408    $    28,850
   5        $   43,514    $1,037,500    $1,037,500    $ 1,037,500    $ 26,400    $   32,384    $    39,383
   6        $   53,565    $1,045,000    $1,045,000    $ 1,045,000    $ 32,671    $   41,144    $    51,455
   7        $   64,118    $1,052,500    $1,052,500    $ 1,052,500    $ 38,884    $   50,318    $    64,799
   8        $   75,199    $1,060,000    $1,060,000    $ 1,060,000    $ 45,038    $   59,927    $    79,554
   9        $   86,834    $1,067,500    $1,067,500    $ 1,067,500    $ 51,134    $   69,992    $    95,875
  10        $   99,051    $1,075,000    $1,075,000    $ 1,075,000    $ 57,171    $   80,534    $   113,931
  15        $  169,931    $1,112,500    $1,112,500    $ 1,112,500    $ 89,643    $  144,940    $   241,879
  20        $  260,394    $1,150,000    $1,150,000    $ 1,427,320    $118,511    $  224,327    $   453,117
  25        $  375,851    $1,187,500    $1,187,500    $ 2,105,113    $145,312    $  324,836    $   806,557
  30        $  523,206    $1,225,000    $1,225,000    $ 3,057,979    $169,171    $  451,534    $ 1,396,338
  35        $  711,272    $1,262,500    $1,262,500    $ 4,396,259    $187,867    $  610,264    $ 2,376,356
  40        $  951,298    $1,300,000    $1,300,000    $ 6,351,224    $195,938    $  807,853    $ 3,994,481
  45        $1,257,639    $1,337,500    $1,471,984    $ 9,292,650    $178,619    $1,051,417    $ 6,637,607
  50        $1,648,615    $1,375,000    $1,706,391    $13,831,440    $ 99,145    $1,343,615    $10,890,898
-----------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%                6%           12%
--------------------------------------------------------------------------------
           1           $ 6,180          $  6,572      $  6,964
           2           $12,300          $ 13,470      $ 14,687
           3           $18,360          $ 20,709      $ 23,251
           4           $24,360          $ 28,308      $ 32,750
           5           $30,300          $ 36,284      $ 43,283
           6           $36,181          $ 44,654      $ 54,965
           7           $42,004          $ 53,438      $ 67,919
           8           $47,768          $ 62,657      $ 82,284
           9           $53,474          $ 72,332      $ 98,215
          10           $59,121          $ 82,484      $115,881
          15           $89,643          $144,940      $241,879
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


50  Appendix D

TABLE 10
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 1

Guaranteed Schedule of Mortality and Expense Charges and

Current Fund Level Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Cash Value Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------   -----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-----------------------------------------------------------------------------------------------------------
   1        $    7,875    $1,000,000    $1,000,000     $1,000,000    $  1,751      $  2,121     $    2,491
   2        $   16,144    $1,000,000    $1,000,000     $1,000,000    $  7,323      $  8,414     $    9,550
   3        $   24,826    $1,000,000    $1,000,000     $1,000,000    $ 12,815      $ 14,990     $   17,344
   4        $   33,942    $1,000,000    $1,000,000     $1,000,000    $ 18,227      $ 21,861     $   25,952
   5        $   43,514    $1,000,000    $1,000,000     $1,000,000    $ 23,559      $ 29,039     $   35,455
   6        $   53,565    $1,000,000    $1,000,000     $1,000,000    $ 29,200      $ 36,927     $   46,338
   7        $   64,118    $1,000,000    $1,000,000     $1,000,000    $ 34,758      $ 45,146     $   58,311
   8        $   75,199    $1,000,000    $1,000,000     $1,000,000    $ 40,233      $ 53,710     $   71,487
   9        $   86,834    $1,000,000    $1,000,000     $1,000,000    $ 45,623      $ 62,632     $   85,992
  10        $   99,051    $1,000,000    $1,000,000     $1,000,000    $ 50,925      $ 71,925     $  101,961
  15        $  169,931    $1,000,000    $1,000,000     $1,000,000    $ 80,683      $129,862     $  215,932
  20        $  260,394    $1,000,000    $1,000,000     $1,257,628    $105,339      $198,586     $  399,247
  25        $  375,851    $1,000,000    $1,000,000     $1,817,457    $125,315      $281,785     $  696,344
  30        $  523,206    $1,000,000    $1,000,000     $2,565,682    $137,189      $380,585     $1,171,544
  35        $  711,272    $1,000,000    $1,000,000     $3,541,135    $131,673      $493,759     $1,914,127
  40        $  951,298    $1,000,000    $1,000,000     $4,833,658    $ 87,906      $618,955     $3,040,036
  45        $1,257,639    $        0    $1,049,748     $6,529,825    $      0      $749,820     $4,664,161
  50        $1,648,615    $        0    $1,110,024     $8,775,423    $      0      $874,035     $6,909,782
-----------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%              6%             12%
--------------------------------------------------------------------------------
           1            $ 5,651        $  6,021        $  6,391
           2            $11,223        $ 12,314        $ 13,450
           3            $16,715        $ 18,890        $ 21,244
           4            $22,127        $ 25,761        $ 29,852
           5            $27,459        $ 32,939        $ 39,355
           6            $32,710        $ 40,437        $ 49,848
           7            $37,878        $ 48,266        $ 61,431
           8            $42,963        $ 56,440        $ 74,217
           9            $47,963        $ 64,972        $ 88,332
          10            $52,875        $ 73,875        $103,911
          15            $80,683        $129,862        $215,932
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.



                                                                  Appendix D  51

TABLE 11
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 2

Guaranteed Schedule of Mortality and Expense Charges and

Current Fund Level Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Cash Value Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------   -----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-----------------------------------------------------------------------------------------------------------
   1            $7,875    $1,005,651    $1,006,021     $1,006,391      $1,751        $2,121         $2,491
   2           $16,144    $1,011,223    $1,012,314     $1,013,450      $7,323        $8,414         $9,550
   3           $24,826    $1,016,715    $1,018,889     $1,021,244     $12,815       $14,989        $17,344
   4           $33,942    $1,022,126    $1,025,760     $1,029,850     $18,226       $21,860        $25,950
   5           $43,514    $1,027,457    $1,032,937     $1,039,352     $23,557       $29,037        $35,452
   6           $53,565    $1,032,707    $1,040,433     $1,049,843     $29,197       $36,923        $46,333
   7           $64,118    $1,037,873    $1,048,259     $1,061,422     $34,753       $45,139        $58,302
   8           $75,199    $1,042,955    $1,056,428     $1,074,202     $40,225       $53,698        $71,472
   9           $86,834    $1,047,950    $1,064,954     $1,088,307     $45,610       $62,614        $85,967
  10           $99,051    $1,052,857    $1,073,848     $1,103,871     $50,907       $71,898       $101,921
  15          $169,931    $1,080,590    $1,129,701     $1,215,648     $80,590      $129,701       $215,648
  20          $260,394    $1,104,997    $1,197,884     $1,397,984    $104,997      $197,884       $397,984
  25          $375,851    $1,124,249    $1,279,174     $1,811,032    $124,249      $279,174       $693,882
  30          $523,206    $1,134,252    $1,371,856     $2,556,961    $134,252      $371,856     $1,167,562
  35          $711,272    $1,124,234    $1,465,828     $3,529,381    $124,234      $465,828     $1,907,773
  40          $951,298    $1,072,136    $1,534,907     $4,817,846    $ 72,136      $534,907     $3,030,092
  45        $1,257,639            $0    $1,510,014     $6,508,662          $0      $510,014     $4,649,044
  50        $1,648,615            $0    $1,267,615     $8,747,157          $0      $267,615     $6,887,525
-----------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%              6%             12%
--------------------------------------------------------------------------------
           1             $5,651          $6,021         $6,391
           2            $11,223         $12,314        $13,450
           3            $16,715         $18,889        $21,244
           4            $22,126         $25,760        $29,850
           5            $27,457         $32,937        $39,352
           6            $32,707         $40,433        $49,843
           7            $37,873         $48,259        $61,422
           8            $42,955         $56,428        $74,202
           9            $47,950         $64,954        $88,307
          10            $52,857         $73,848       $103,871
          15            $80,590        $129,701       $215,648
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


52   Appendix D

TABLE 12
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco

Death Benefit Option 3

Guaranteed Schedule of Mortality and Expense Charges and

Current Fund Level Charges

$7,500 Annual Premium

$1 million Initial Face Amount

Cash Value Test


                            Death Benefit Assuming Hypothetical     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:        Gross Annual Investment Return of:
                          ---------------------------------------   -----------------------------------------
             Premiums
End of    Accumulated at
Policy     5% Interest
 Year        Per Year          0%            6%            12%          0%            6%            12%
-----------------------------------------------------------------------------------------------------------
   1            $7,875    $1,007,500    $1,007,500     $1,007,500      $1,751        $2,121         $2,491
   2           $16,144    $1,015,000    $1,015,000     $1,015,000      $7,323        $8,414         $9,550
   3           $24,826    $1,022,500    $1,022,500     $1,022,500     $12,814       $14,989        $17,344
   4           $33,942    $1,030,000    $1,030,000     $1,030,000     $18,226       $21,860        $25,950
   5           $43,514    $1,037,500    $1,037,500     $1,037,500     $23,557       $29,036        $35,452
   6           $53,565    $1,045,000    $1,045,000     $1,045,000     $29,196       $36,922        $46,333
   7           $64,118    $1,052,500    $1,052,500     $1,052,500     $34,751       $45,138        $58,303
   8           $75,199    $1,060,000    $1,060,000     $1,060,000     $40,222       $53,697        $71,473
   9           $86,834    $1,067,500    $1,067,500     $1,067,500     $45,605       $62,612        $85,970
  10           $99,051    $1,075,000    $1,075,000     $1,075,000     $50,900       $71,896       $101,928
  15          $169,931    $1,112,500    $1,112,500     $1,112,500     $80,554      $129,707       $215,743
  20          $260,394    $1,150,000    $1,150,000     $1,255,848    $104,861      $197,988       $398,682
  25          $375,851    $1,187,500    $1,187,500     $1,815,052    $123,780      $279,799       $695,422
  30          $523,206    $1,225,000    $1,225,000     $2,562,418    $132,690      $374,612     $1,170,054
  35          $711,272    $1,262,500    $1,262,500     $3,536,735    $118,778      $476,307     $1,911,749
  40          $951,298    $1,300,000    $1,300,000     $4,827,739    $ 52,054      $569,365     $3,036,314
  45        $1,257,639            $0    $1,337,500     $6,521,903          $0      $608,158     $4,658,502
  50        $1,648,615            $0    $1,375,000     $8,764,842          $0      $474,240     $6,901,451
-----------------------------------------------------------------------------------------------------------


                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------------------------
        End of
      Policy Year         0%              6%             12%
--------------------------------------------------------------------------------
           1             $5,651          $6,021          $6,391
           2            $11,223         $12,314         $13,450
           3            $16,714         $18,889         $21,244
           4            $22,126         $25,760         $29,850
           5            $27,457         $32,936         $39,352
           6            $32,706         $40,432         $49,843
           7            $37,871         $48,258         $61,423
           8            $42,952         $56,427         $74,203
           9            $47,945         $64,952         $88,310
          10            $52,850         $73,846        $103,878
          15            $80,554        $129,707        $215,743
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.



                                                                 Appendix D   53

Appendix E

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address                           Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director                                Corning, Inc.
One Riverfront Plaza, HQE 2                                 Chairman and Chief Executive Officer (since 1996)
Corning, NY  14831                                          President and Chief Operating Officer (1990-1996)

James R. Birle, Director                                   Resolute Partners, LLC
2 Soundview Drive                                           Chairman (since 1997), Founder (1994)
Greenwich, CT  06836                                        President (1994-1997)
                                                           Blackstone Group
                                                            General Partner (1988-1994)

Gene Chao, Director                                        Computer Projections, Inc.
733 SW Vista Avenue                                         Chairman, President and CEO (since 1991)
Portland, OR  97205

Patricia Diaz Dennis, Director                             SBC Communications Inc.
175 East Houston, Room 5-A-70                               Senior Vice President - Regulatory and Public Affairs (since 1998)
San Antonio, TX  78205                                      Senior Vice President and Assistant General Counsel (1995-1998)
                                                           Sullivan & Cromwell
                                                            Special Counsel (1993-1995)

Anthony Downs, Director                                    The Brookings Institution
1775 Massachusetts Ave., N.W.                               Senior Fellow (since 1977)
Washington, DC  20036-2188

James L. Dunlap, Director                                  Ocean Energy, Inc.
2514 Westgate                                               Vice Chairman (1998-1999)
Houston, TX  77019                                         United Meridian Corporation
                                                            President and Chief Operating Officer (1996-1998)
                                                           Texaco, Inc.
                                                            Senior Vice President (1987-1996)

William B. Ellis, Director                                 Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane                                       Senior Fellow (since 1995)
Glastonbury, CT  06033                                     Northeast Utilities
                                                            Chairman of the Board (1993-1995) and Chief Executive Officer (1983-
                                                           1993)

Robert M. Furek, Director                                  Resolute Partners LLC
1 State Street, Suite 2310                                  Partner (since 1997)
Hartford, CT  06103                                        State Board of Trustees for the Hartford School System
                                                            Chairman (since 1997)
                                                           Heublein, Inc.
                                                            President and Chief Executive Officer (1987-1996)

                                                                Appendix E  54

Name, Position, Business Address                           Principal Occupation(s) During Past Five Years
Charles K. Gifford, Director                               FleetBoston Financial
One Federal Street                                          President and Chief Operating Officer (since 1999)
Boston, MA  02110                                          BankBoston, N.A.
                                                            Chairman and Chief Executive Officer (1996-1999)
                                                            President (1989-1996)
                                                           BankBoston Corporation
                                                            Chairman (1998-1999) and Chief Executive Officer (1995-1999)
                                                            President (1989-1996)

William N. Griggs, Director                                Griggs & Santow, Inc.
1 State Street, 5th Floor                                   Managing Director (since 1983)
New York, NY  10004

George B. Harvey, Director                                 Pitney Bowes
One Landmark Square, Suite 1905                             Chairman, President and CEO (1983-1996)
Stamford, CT  06901

Barbara B. Hauptfuhrer, Director                           Director of various corporations (since 1972)
1700 Old Welsh Road
Huntingdon Valley, PA  19006

Sheldon B. Lubar, Director                                 Lubar & Co. Incorporated
700 North Water Street, Suite 1200                          Chairman (since 1977)
Milwaukee, WI  53202

William B. Marx, Jr., Director                             Lucent Technologies
5 Peacock Lane                                              Senior Executive Vice President (1996-1996)
Village of Golf, FL  33436-5299                            AT&T Multimedia Products Group
                                                            Executive Vice President and CEO (1994-1996)
                                                           AT&T Network Systems Group
                                                            Executive Vice President and CEO (1993-1994)

John F. Maypole, Director                                  Peach State Real Estate Holding Company
55 Sandy Hook Road - North                                  Managing Partner (since 1984)
Sarasota, FL  34242

Robert J. O'Connell, Director,                             MassMutual
Chairman, President and Chief                               Chairman (since 2000), Director, President and Chief Executive Officer
Executive Officer                                          (since 1999)
1295 State Street                                          American International Group, Inc.
Springfield, MA  01111                                      Senior Vice President (1991-1998)
                                                           AIG Life Companies
                                                            President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director                                MassMutual
1295 State Street                                           Chairman of the Board (1996-1999) and Director (since 1987)
Springfield, MA  01111                                      President (1988-1996) and Chief Executive Officer (1988-1999)

55   Appendix E

Name, Position, Business Address                           Principal Occupation(s) During Past Five Years
Alfred M. Zeien, Director                                  The Gillette Company
Prudential Tower                                            Chairman and Chief Executive Officer (1991-1999)
Boston, MA  02199


Executive Vice Presidents:

Lawrence V. Burkett, Jr.                                   MassMutual
1295 State Street                                           Executive Vice President and General Counsel (since 1993)
Springfield, MA  01111

Robert W. Crispin                                          MassMutual
1295 State Street                                           Executive Vice President (since 1999)
Springfield, MA  01111                                     UNUM Corporation
                                                            Executive Vice President (1995-1999)
                                                           Travelers Corporation
                                                            Vice Chairman (1991-1994)

James E. Miller                                            MassMutual
1295 State Street                                           Executive Vice President (since 1997 and 1987-1996)
Springfield, MA  01111                                     UniCare Life & Health
                                                            Senior Vice President (1996-1997)

Christine Modie                                            MassMutual
1295 State Street                                           Executive Vice President and Chief Information Officer (since 1999)
Springfield, MA  01111                                     Travelers Insurance Company
                                                            Senior Vice President and Chief Information Officer (1996-1999)
                                                           Aetna Life & Annuity
                                                            Vice President (1993-1996)

John V. Murphy                                             MassMutual
1295 State Street                                           Executive Vice President (since 1997)
Springfield, MA  01111                                     David L. Babson & Co., Inc.
                                                            Executive Vice President and Chief Operating Officer (1995-1997)
                                                           Concert Capital Management, Inc.
                                                            Chief Operating Officer (1993-1995)

Stuart H. Reese                                            MassMutual
1295 State Street                                           Executive Vice President and Chief Investment Officer (since 1999)
Springfield, MA 01111                                       Chief Executive Director-Investment Management (1997-1999)
                                                            Senior Vice President (1993-1997)

                                                                 Appendix E   56

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                 --------------



                          INTERIM FINANCIAL STATEMENTS

              for the nine months ended September 30, 1999 and 1998

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                    STATUTORY STATEMENT OF FINANCIAL POSITION


                                      (Unaudited)
                                     September 30,   December 31,
                                         1999            1998
                                         ----            ----
                                             (In Millions)
Assets:

Bonds                                  $24,278.3      $25,215.8
Common stocks                              446.1          296.3
Mortgage loans                           6,522.5        5,916.5
Real estate                              1,975.6        1,739.8
Other investments                        2,386.2        2,263.7
Policy loans                             5,431.7        5,224.2
Cash and short-term investments          1,701.0        1,123.3
                                       ---------      ---------

      Total invested assets             42,741.4       41,779.6

Other assets                             1,305.7        1,306.2
                                       ---------      ---------

                                        44,047.1       43,085.8

Separate account assets                 18,918.6       19,589.7
                                       ---------      ---------

      Total assets                     $62,965.7      $62,675.5
                                       =========      =========





             See condensed notes to statutory financial statements.

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                                   (Unaudited)
                                                   September 30,   December 31,
                                                       1999            1998
                                                       ----            ----
                                                          (In Millions)
Liabilities:

Policyholders' reserves and funds                    $36,467.1      $35,277.0
Policyholders' dividends                               1,049.6        1,021.6
Policyholders' claims and other benefits                 336.0          332.4
Federal income taxes                                     725.0          634.9
Asset valuation and other investment reserves          1,085.6        1,053.4
Other liabilities                                      1,025.1        1,578.9
                                                     ---------      ---------

                                                      40,688.4       39,898.2

Separate account liabilities                          18,917.6       19,588.5
                                                     ---------      ---------

      Total Liabilities                               59,606.0       59,486.7

Policyholders' contingency reserves                    3,359.7        3,188.8
                                                     ---------      ---------

      Total liabilities & policyholders'
         contingency reserves                        $62,965.7      $62,675.5
                                                     =========      =========





             See condensed notes to statutory financial statements.

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                          STATUTORY STATEMENT OF INCOME


                                                          (Unaudited)
                                                        Nine Months Ended
                                                          September 30,
                                                    1999                1998
                                                    ----                ----
                                                          (In Millions)
Revenue:

Premium income                                    $5,612.8            $5,720.7
Net investment income                              2,208.4             2,230.4
Fees and other income                                130.4               126.3
                                                  --------            --------

                                                   7,951.6             8,077.4
                                                  --------            --------
Benefits and expenses:

Policy benefits and payments                       5,602.3             4,645.3
Addition to policyholders' reserves and funds        581.8             1,606.7
Operating expenses                                   309.8               337.1
Commissions                                          203.2               214.0
State taxes, licenses and fees                        63.5                67.2
                                                  --------            --------

                                                   6,760.6             6,870.3
                                                  --------            --------

Net gain before federal income taxes and
 dividends                                         1,191.0             1,207.1

Federal income taxes                                 144.7               164.4
                                                  --------            --------

Net gain from operations before dividends          1,046.3             1,042.7

Dividends to policyholders                           731.7               685.5
                                                  --------            --------

Net gain from operations                             314.6               357.2

Net realized capital (loss) gain                      (7.3)               40.4
                                                  --------            --------

Net income                                        $  307.3            $  397.6
                                                  ========            ========







             See condensed notes to statutory financial statements.

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                         STATUTORY STATEMENT OF CHANGES
                     IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                            (Unaudited)
                                                         Nine Months Ended
                                                            September 30,
                                                        1999            1998
                                                        ----            ----
                                                           (In Millions)
Policyholders' contingency reserves,
 beginning of year                                    $3,188.8        $2,873.3
                                                      --------        --------

Increases (decreases) due to:
 Net income                                              307.3           397.6
 Net unrealized capital loss                             (29.3)          (66.1)
 Change in asset valuation and
  other investment reserves                              (32.2)          (24.2)
 Benefit plan enhancements                               (70.5)              -
 Other                                                    (4.4)           (0.2)
                                                      --------        --------

Policyholders' contingency reserves, end of period    $3,359.7        $3,180.4
                                                      ========        ========








             See condensed notes to statutory financial statements.

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                        STATUTORY STATEMENT OF CASH FLOWS


                                                            (Unaudited)
                                                         Nine Months Ended
                                                            September 30,
                                                        1999            1998
                                                        ----            ----
                                                            (In Millions)
Operating activities:
 Net income                                          $    307.3     $    397.6
 Addition to policyholders' reserves and funds,
  net of transfers to separate accounts                 1,193.7          955.1
 Net realized capital (gain) loss                           7.3          (40.4)
 Other changes                                           (173.7)        (329.0)
                                                     ----------     ----------

 Net cash provided by operating activities              1,334.6          983.3
                                                     ----------     ----------

Investing activities:
 Loans and purchases of investments                   (10,558.6)     (13,752.4)
 Sales or maturities of investments and receipts
   from repayment of loans                              9,801.7       12,912.8
                                                     ----------     ----------

 Net cash used in investing activities                   (756.9)        (839.6)
                                                     ----------     ----------

Increase in cash and short-term investments               577.7          143.7

Cash and short-term investments, beginning of
 year                                                   1,123.3        1,941.2
                                                     ----------     ----------

Cash and short-term investments, end of period       $  1,701.0     $  2,084.9
                                                     ==========     ==========






             See condensed notes to statutory financial statements.

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                CONDENSED NOTES TO STATUTORY FINANCIAL STATEMENTS



Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

Certain prior period amounts have been restated to conform to current presentation. These financial statements have been prepared under the presumption that users of the interim financial information have either read or have access to the Company's audited statutory financial statements for the year ended December 31, 1998. Accordingly, footnote disclosures, which would substantially duplicate the disclosures contained in the Company's December 31, 1998, audited statutory financial statements, have been omitted from these interim financial statements.


1.   Summary of Accounting Practices

     The accompanying interim statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

     In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, the impact has not yet been determined.

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

     In the Company's opinion these financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary to present fairly its statutory financial position in accordance with statutory accounting principles, as of September 30, 1999 and December 31, 1998, and the results of its operations, changes in policyholders' contingency reserves and its cash flows for the nine month periods ended September 30, 1999 and 1998.


2.   Benefit Plan Enhancements
     During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program, received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their obligation. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $70.5 million reduction to Policyholders' Contingency Reserves in 1999, as a result of these benefit plan enhancements.

3.   Asset Valuation Reserve
     In compliance with regulatory requirements, the Company maintains the Asset Valuation Reserve. The balance as of September 30, 1999 reflects the year-to- date activity and a pro rata share of the annual contribution or amortization. The Asset Valuation Reserve and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. These other investment reserves for both periods are established each quarter based on the Company's best estimate at those dates and realized losses are taken after a complete analysis is performed during the fourth quarter.

4.   Policyholders' Dividends
     The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The dividend liability recorded as of September 30, 1999 and December 31, 1998 is based on the dividend scales approved for those periods, and reflects the estimated amount of dividends to be paid during the following twelve months.

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in policyholders' contingency reserves, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,

                                                  1998             1997
                                                --------         --------

                                                      (In Millions)
Assets:
Bonds                                        $  25,215.8      $  23,508.2
Common stocks                                      296.3            354.7
Mortgage loans                                   5,916.5          5,245.8
Real estate                                      1,739.8          1,697.7
Other investments                                2,263.7          1,963.8
Policy loans                                     5,224.2          4,950.4
Cash and short-term investments                  1,123.3          1,941.2
                                             -----------      -----------
                                                41,779.6         39,661.8
Other assets                                     1,306.2          1,169.7
                                             -----------      -----------
                                                43,085.8         40,831.5
Separate account assets                         19,589.7         16,803.1
                                             -----------      -----------
                                             $  62,675.5      $  57,634.6
                                             ===========      ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                            December 31,

                                                         1998          1997
                                                       --------      --------

                                                           (In Millions)
Liabilities:
Policyholders' reserves and funds                   $  35,277.0   $  33,783.2
Policyholders' dividends                                1,021.6         954.1
Policyholders' claims and other benefits                  332.4         353.4
Federal income taxes                                      634.9         436.5
Asset valuation and other investment reserves           1,053.4         973.4
Other liabilities                                       1,578.9       1,457.9
                                                    -----------   -----------
                                                       39,898.2      37,958.5
Separate account liabilities                           19,588.5      16,802.8
                                                    -----------   -----------
                                                       59,486.7      54,761.3
Policyholders' contingency reserves                     3,188.8       2,873.3
                                                    -----------   -----------
                                                    $  62,675.5   $  57,634.6
                                                    ===========   ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                           Years Ended December 31,

                                                        1998        1997        1996
                                                      --------    --------    --------

                                                               (In Millions)
Revenue:
Premium income                                       $ 7,482.2   $ 6,764.8   $ 6,328.6
Net investment income                                  2,956.8     2,870.2     2,834.4
Fees and other income                                    154.0       126.7       117.2
                                                     ---------   ---------   ---------
                                                      10,593.0     9,761.7     9,280.2
                                                     ---------   ---------   ---------
Benefits and expenses:
Policyholders' benefits and payments                   5,873.9     6,583.8     6,048.2
Addition to policyholders' reserves and funds          2,299.6       826.8       945.2
Operating expenses                                       509.5       450.8       428.0
Commissions                                              299.3       315.3       335.5
State taxes, licenses and fees                            88.1        81.5        96.4
Merger restructuring costs                                   -           -        66.1
                                                     ---------   ---------   ---------
                                                       9,070.4     8,258.2     7,919.4
                                                     ---------   ---------   ---------
Net gain before federal income taxes and dividends     1,522.6     1,503.5     1,360.8
Federal income taxes                                     199.3       284.4       276.7
                                                     ---------   ---------   ---------
Net gain from operations before dividends              1,323.3     1,219.1     1,084.1
Dividends to policyholders                               982.9       919.5       859.9
                                                     ---------   ---------   ---------
Net gain from operations                                 340.4       299.6       224.2
Net realized capital gain (loss)                          25.4       (42.5)       40.3
                                                     ---------   ---------   ---------
Net income                                           $   365.8   $   257.1   $   264.5
                                                     =========   =========   =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                 Years Ended December 31,

                                                              1998        1997        1996
                                                            --------    --------    --------

                                                                      (In Millions)
Policyholders' contingency reserves,
  beginning of year                                         $2,873.3    $2,638.6    $2,600.9
                                                            --------    --------    --------
Increases (decreases) due to:
  Net income                                                   365.8       257.1       264.5
  Net unrealized capital gain (loss)                            17.4       119.1        (1.7)
  Change in asset valuation and other investment reserves      (81.0)      (76.0)     (142.4)
  Change in prior year policyholders' reserves                   8.6       (55.4)      (72.2)
  Other                                                          4.7       (10.1)      (10.5)
                                                            --------    --------    --------
                                                               315.5       234.7        37.7
                                                            --------    --------    --------
Policyholders' contingency reserves,
  end of year                                               $3,188.8    $2,873.3    $2,638.6
                                                            ========    ========    ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                 Years Ended December 31,

                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                     (In Millions)
Operating activities:
   Net income                                            $   365.8    $   257.1    $   264.5
   Addition to policyholders' reserves and funds,
     net of transfers to separate accounts                 1,472.8        421.3        426.7
   Net realized capital (gain) loss                          (25.4)        42.5        (40.3)
   Other changes                                              15.4       (108.1)      (286.1)
                                                         ---------    ---------    ---------
   Net cash provided by operating activities               1,828.6        612.8        364.8
                                                         ---------    ---------    ---------
Investing activities:
   Loans and purchases of investments                    (15,981.2)   (12,292.7)   (10,171.5)
   Sales or maturities of investments and receipts
      from repayment of loans                             13,334.7     12,545.7      8,539.3
                                                         ---------    ---------    ---------
   Net cash provided by (used in) investing activities    (2,646.5)       253.0     (1,632.2)
                                                         ---------    ---------    ---------
Increase (decrease) in cash and short-term investments      (817.9)       865.8     (1,267.4)
Cash and short-term investments, beginning of year         1,941.2      1,075.4      2,342.8
                                                         ---------    ---------    ---------
Cash and short-term investments, end of year             $ 1,123.3    $ 1,941.2    $ 1,075.4
                                                         =========    =========    =========

                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

    Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries, a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

    On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a charge to policyholders' contingency reserves.

    On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE.

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the NAIC and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality, morbidity and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, since the Division of Insurance of the Commonwealth of Massachusetts has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $63.5 million in 1998 and $14.2 million in 1997. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

    Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

    Short-term investments are stated at amortized cost, which approximates fair value.

    Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

    In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $189.1 million in 1998, $95.4 million in 1997 and $73.1 million in 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $40.3 million in 1998, $31.0 million in 1997, and $26.9 million in 1996.

    Realized capital gains and losses, less taxes, not includible in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

    Net transfers to separate accounts of $821.3 million, $355.7 million and $636.5 million in 1998, 1997 and 1996, respectively, are included in the addition of policyholders' reserves and funds.

C.  Non-admitted Assets

    Assets designated as "non-admitted" (principally certain furniture, equipment and other receivables) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D.  Policyholders' Reserves and Funds

    Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.75 percent.

    Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $7,734.6 million and $8,077.9 million at December 31, 1998 and 1997, respectively with a fair value of $7,940.6 million and $8,250.0 million at December 31, 1998 and 1997, respectively, as determined by discounted cash flow projections.

    Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

    The Company made certain changes in the valuation of policyholders' reserves which increased policyholders' contingency reserves by $8.6 million in 1998 and decreased policyholders' contingency reserves by $55.4 million and $72.2 million in 1997 and 1996, respectively.

E.  Premium and Related Expense Recognition

    Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F.  Policyholders' Dividends

    The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

H. Policyholders' Contingency Reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

   The Company issued surplus notes of $100.0 million at 7.50 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

   All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

   Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1998, 1997 and 1996.

   The proceeds of the notes, less a $24.4 million reserve in 1998, and a $28.3 million reserve in 1997 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as permitted by the Division of Insurance. These surplus note reserves are included in asset valuation and other investment reserves on the Statutory Statement of Financial Position.

3. BENEFIT PLANS

   The Company provides multiple benefit plans to employees, agents and retirees including retirement plans and life and health benefits.

   Retirement Plans

   The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes active employees and retirees previously employed by Connecticut Mutual Life Insurance Company which merged with MassMutual in 1996; the other plan includes all other eligible employees and retirees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions". Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $216.0 million and $157.4 million at December 31, 1998 and 1997, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1998, and 1997. The assets of the plans are invested in the Company's general account and separate accounts.

   The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of vesting service using a graduated vesting schedule in 20 percent increments over a five-year period.

   Life and Health

   Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company's employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

   The status of the defined benefit plans as of December 31 is as follows:

                                         Retirement          Life and Health

                                      1998        1997       1998       1997
                                      ----        ----       ----       ----
                                                  (In Millions)
Accumulated benefit obligation
 at December 31                   $   822.8   $   663.1   $  185.6   $  145.9
Fair value of plan assets
 at December 31                     1,160.2     1,154.2       21.0       21.7
                                  ---------   ---------   --------   --------
Funded status                     $   337.4   $   491.1   $ (164.6)  $ (124.2)
                                  =========   =========   ========   ========

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

                                                      Retirement                 Life and Health

                                                1998             1997          1998           1997
                                                ----             ----          ----           ----
Discount rate                               6.75%             7.25%            6.75%         7.25%
Increase in future compensation
 levels                                     4.00-5.00%        4.00-5.00%       5.00%         5.00-5.50%
Long-term rate of return on assets          9.00-10.00%       9.00-10.00%      6.75%         6.75%
Assumed increases in medical cost
Rates in the first year                         -                -             7.00%         6.25-9.50%
declining to                                    -                -             4.25%         4.75-5.00%
within                                          -                -             5 years       5 years

A one percent increase in the annual assumed inflation rate in medical cost rates would increase the 1998 accumulated postretirement benefit liability and benefit expense by $9.2 million and $1.1 million, respectively. A one percent decrease in the annual assumed inflation rate in medical costs rates would decrease the 1998 accumulated postretirement benefit liability and benefit expense by $8.5 million and $1.0 million, respectively.

   The expense charged to operations for all employee benefit plans is $32.1 million in 1998, $23.9 million in 1997 and $38.1 million in 1996. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

4. RELATED PARTY TRANSACTIONS

   The company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $205.0 million and $137.3 million for 1998 and 1997, respectively.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $38.4 million in 1998, $40.9 million in 1997 and $44.1 million in 1996.

5. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs and of permanent differences such as the equity tax, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its eligible life affiliates and non-life affiliates. C.M. Life Insurance Company, which is not an eligible life affiliate, files a separate return. The Company and its eligible life insurance and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that affiliates with losses shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1995 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

   Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1998 or 1997. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

   Federal tax payments were $152.4 million in 1998, $353.4 million in 1997 and $330.7 million in 1996.

6. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

    The carrying value and estimated fair value of bonds are as follows:

                                                      December 31, 1998
                                                      -----------------
                                                    Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized       Fair
                                    Value           Gains            Losses         Value
                                  ----------      ----------       ----------     ----------
                                                       (In Millions)
U. S. Treasury securities        $   4,945.3      $    473.0       $   20.4       $   5,397.9
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               41.2             1.5            1.3              41.4
 foreign governments
Mortgage-backed securities           3,734.4           188.0           13.9           3,908.5
State and local governments            360.5            33.2            7.9             385.8
Corporate debt securities           14,133.3           845.3          118.4          14,860.2
Utilities                              885.8           102.6            0.3             988.1
Affiliates                           1,115.3             0.6            0.9           1,115.0
                                 -----------      ----------       --------       -----------
 TOTAL                           $  25,215.8      $  1,644.2       $  163.1       $  26,696.9
                                 ===========      ==========       ========       ===========

                                                       December 31, 1997
                                                       -----------------
                                                     Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized        Fair
                                    Value            Gains           Losses          Value
                                  ----------      ----------       ----------     ----------
                                                         (In Millions)
U. S. Treasury securities        $   6,241.0      $    470.5       $   10.3       $   6,701.2
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               83.5             4.4            3.0              84.9
 foreign governments
Mortgage-backed securities           3,008.7           187.9            9.0           3,187.6
State and local governments            361.9            23.9             .6             385.2
Corporate debt securities           12,148.9           765.2           46.9          12,867.2
Utilities                              871.8           100.1            2.2             969.7
Affiliates                             792.4             2.8            1.0             794.2
                                 -----------      ----------       --------       -----------
 TOTAL                           $  23,508.2      $  1,554.8       $   73.0       $  24,990.0
                                 ===========      ==========       ========       ===========

   The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                     Estimated
                                                    Carrying           Fair
                                                     Value             Value
                                                   ---------         ---------
                                                          (In Millions)
     Due in one year or less                       $   556.5         $   560.7
     Due after one year through five years           4,150.6           4,270.5
     Due after five years through ten years          8,622.8           9,045.0
     Due after ten years                             5,319.5           5,999.6
                                                   ---------         ---------
                                                    18,649.4          19,875.8
     Mortgage-backed securities, including
      securities guaranteed by the U.S.
      Government                                     6,566.4           6,821.1
                                                   ---------         ---------
      TOTAL                                        $25,215.8         $26,696.9
                                                   =========         =========


   Proceeds from sales of investments in bonds were $11,663.4 million during 1998, $11,427.8 million during 1997 and $6,390.7 million during 1996. Gross capital gains of $331.8 million in 1998, $200.7 million in 1997 and $188.8 million in 1996 and gross capital losses of $47.3 million in 1998, $68.8 million in 1997 and $255.5 million in 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Stocks

   Common stocks, except for unconsolidated subsidiaries, had a cost of $238.4 million in 1998 and $250.3 million in 1997.

C. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, was $6,178.8 million and $5,039.1 million at December 31, 1998 and 1997, respectively.

   The Company had restructured loans with book values of $126.6 million, and $202.3 million at December 31, 1998 and 1997, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.1 million in 1998, $5.1 million in 1997 and $2.2 million in 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows:
   1999 - $341.0 million; 2000 - $333.0 million; 2001 - $305.2 million; 2002 -
   $210.6 million; 2003 - $299.0 million; and $3,106.4 million thereafter.

D. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

E. Other

   Preferred stocks in good standing had fair values of $116.0 million in 1998 and $145.5 million in 1997, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks.

   The carrying value of investments which were non-income producing for the preceding twelve months was $13.2 million and $5.7 million at December 31, 1998 and 1997, respectively.

7. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these financial instruments, described below, which are not recorded in the financial statements, unless otherwise noted, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in other assets on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps with notional amounts of $4,382.0 million and $3,220.2 million, respectively. The fair values of these instruments were $84.1 million at December 31, 1998 and $20.9 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $12,704.4 million and $5,388.2 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $92.5 million and $59.0 million, which had fair values of $161.9 million and $99.6 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998 and 1997, the company had agreements with notional amounts of $4,337.9 million and $3,348.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.7 million and $18.2 million at December 31, 1998 and 1997, respectively. The fair values of these instruments were $43.9 million and $23.4 million at December 31, 1998 and 1997, respectively.

   The Company enters into forward U.S. Treasury, and Government National Mortgage Association ("GNMA") and Federal National Home Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $603.4 million and $1,100.7 million, respectively. The fair values of these commitments were $604.1 million and $1,117.6 million, including net unrealized gains of $0.7 million and $16.9 million at December 31, 1998 and 1997, respectively.

   The Company utilizes other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $384.2 million and $385.6 million at December 31, 1998 and 1997, respectively. The fair values of these instruments resulted in an unrealized gain of $7.2 million at December 31, 1998 and an unrealized loss of $6.8 million at December 31, 1997.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $272.5 million and $146.7 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   MassMutual has two primary insurance subsidiaries, C.M. Life, which primarily writes variable annuities and universal life insurance, and MML Bay State, which primarily writes variable life and annuity business. MassMutual's wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. ("MMHC") owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

   MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results for such subsidiaries are reflected as net unrealized capital gains in the Statement of Changes in Policyholders' Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. The Company holds debt issued by MMHC and its subsidiaries of $1,111.3 million and $792.4 million at December 31, 1998 and 1997, respectively.

   Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

                                                  1998            1997
                                                --------        --------
                                                     (In Millions)
   Domestic Life Insurance Subsidiaries:

     Total revenue                            $  1,151.4      $  1,086.9
     Net income (loss)                        $     (3.2)     $      1.1
     Assets                                   $  4,741.4      $  3,766.8
   Other Subsidiaries:

     Total revenue                            $  1,137.4      $    967.2
     Net income                               $     73.6      $     75.4
     Assets                                   $  2,839.5      $  2,018.8

9.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies in the normal course of business. In addition, the Company cedes the remainder of its group life and health business to UniCARE. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $183.9 million in 1998, $294.6 million in 1997 and $793.5 million in 1996.

10. BUSINESS RISKS AND CONTINGENCIES

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

    The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. SUBSIDIARIES AND AFFILIATED COMPANIES

    A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1998 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
     CM Assurance Company
     CM Benefit Insurance Company
     C.M. Life Insurance Company
     MassMutual Holding Company
     MassMutual of Ireland, Limited
     MML Bay State Life Insurance Company
     MML Distributors, LLC
     MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S.A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S.A. - 33.5%
         MassMutual International (Luxembourg) S.A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Fund
   MassMutual Institutional Funds
   Oppenheimer Value Stock Fund